Exhibit 10.18

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

RESEARCH,

OPTION

AND

LICENSE AGREEMENT

BETWEEN

INTEC PHARMA LTD.

AND

“[***]”

April 15, 2015

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

TABLE OF CONTENTS

1.	DEFINITIONS		1

2.	RESEARCH		13

	2.1	Research Period	13
	2.2	Rights Granted During Research Period	13
	2.3	Pre-Commercialization Activities During Research Period	14
	2.4	Option Exercise	16
	2.5	Right to Negotiate for Additional Indications	16
	2.6	Sublicenses	17

3.	COMMERCIAL PERIOD		17

	3.1	Commercial Period	17
	3.2	Rights Granted During Commercial Period	17
	3.3	Pre-Commercialization Activities and Regulatory Activities During Commercial Period	17
	3.4	Commercialization Activities During the Commercial Period	22
	3.5	No Implied Obligations	22

4.	PAYMENTS		22

	4.1	Upfront Fee	22
	4.2	License Fee	22
	4.3	Research Period Milestones	23
	4.4	Commercial Period Milestones	23
	4.5	Payment of Royalties; Royalty Rate; Accounting and Records	24

5.	CONFIDENTIALITY; PUBLICITY; PUBLICATION		27

	5.1	Confidentiality	27
	5.2	Publicity	28
	5.3	Publications and Presentations	28
	5.4	Prior Approved Publication	29

6.	INTELLECTUAL PROPERTY RIGHTS		29

	6.1	Intec Pharma Ownership	29
	6.2	“[***]” Ownership	29
	6.3	Joint Technology	30
	6.4	Agreement“[***]” Technology	30
	6.5	Patent Coordinators	31
	6.6	No Other Rights	31

i

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

7.	FILING, PROSECUTION AND MAINTENANCE OF PATENT RIGHTS		31

	7.1	Patent Filing, Prosecution and Maintenance	31
	7.2	Legal Actions	33

8.	TERM AND TERMINATION; ADDITIONAL OBLIGATIONS		35

	8.1	Term	35
	8.2	Termination	35
	8.3	Consequences of Termination	38
	8.4	Surviving Provisions	39

9.	REPRESENTATIONS AND WARRANTIES; COVENANTS		40

	9.1	Mutual Representations and Warranties	40
	9.2	Additional Representations, Warranties and Covenants of Intec Pharma	40
	9.3	Limitation on Representations and Warranties of Intec Pharma	43
	9.4	Exclusivity	43

10.	INDEMNIFICATION AND INSURANCE		44

	10.1	Indemnification by “[***]”	44
	10.2	Indemnification by Intec Pharma	44
	10.3	Conditions to Indemnification	44
	10.4	Warranty Disclaimer	45
	10.5	Limited Liability	45
	10.6	Insurance	46

11.	MISCELLANEOUS		46

	11.1	Notices	46
	11.2	Governing Law; Jurisdiction; Dispute Resolution	47
	11.3	Binding Effect; Non-Exclusive Remedies	48
	11.4	Headings	48
	11.5	Counterparts	48
	11.6	Amendment; Waiver	48
	11.7	No Third Party Beneficiaries	49
	11.8	Purposes and Scope	49
	11.9	Assignment and Successors	49
	11.10	Force Majeure	49
	11.11	Interpretation	49
	11.12	Integration; Severability	50
	11.13	Further Assurances	50

ii

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

List of Exhibits and Schedules

Exhibit A	Research Plan

Exhibit B	Intec Pharma Patent Rights

iii

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

RESEARCH, OPTION AND LICENSE AGREEMENT

This RESEARCH, OPTION AND LICENSE AGREEMENT (this “Agreement”) is entered into as of April 15, 2015 (the “Effective Date”) by and between INTEC PHARMA LTD., with offices located at 12 Hartom St., P.O.B 45219, Jerusalem 91450 (“Intec Pharma”) and “[***]” with offices located at “[***]”, Massachusetts, “[***]” USA “[***]”. Each of Intec Pharma and “[***]” is sometimes referred to individually herein as a “Party” and collectively as the “Parties.”

WHEREAS, Intec Pharma has developed or Controls certain technology and proprietary materials for the administration of pharmaceutical products through the Accordion Pill System (defined below);

WHEREAS, “[***]” is engaged in the research, development and commercialization of human therapeutics and diagnostics, and is currently commercializing a human therapeutic product containing “[***]” under the brand name “[***]”;

WHEREAS, “[***]” desires to engage Intec Pharma to use its formulation technology, including the Accordion Pill System, to develop a new gastro-retentive, delayed or extended release formulation of “[***]” with a once daily dosing schedule “[***]”; and

WHEREAS, Intec Pharma desires to grant to “[***]” an option to obtain an exclusive, worldwide license to conduct Pre-Commercialization Activities for, Manufacture and Commercialize Collaboration Products that incorporates Intec Pharma’s technology and proprietary materials for delayed or extended release administration of pharmaceutical products for diagnosis, treatment and prevention of “[***]”, with an option to negotiate the expansion of the Field for additional indications, and “[***]” desires to evaluate and perform initial development work with respect to such products prior to determining whether it will exercise such option;

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the Parties hereto, intending to be legally bound, hereby agree as follows:

1.         DEFINITIONS

1.1         “Abbreviated New Drug Application” or “ANDA” means an Abbreviated New Drug Application filed with the FDA pursuant to § 505(j) of the Federal Food, Drug and Cosmetic Act (21 U.S.C. § 355(j)).

1.2         “Accordion Pill System” means Intec Pharma’s gastro-retentive, delayed or extended-release drug delivery system, as it exists as of the Effective Date and throughout the Term, including (a) such drug delivery system’s components, parameters, features and characteristics, concepts and mechanisms, (b) “[***]” and (c) release mechanisms and manufacturing processes of such drug delivery system.

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NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

1.3         “Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, controls, or is controlled by, or is under common control with, such Person. For purposes of this definition, “control” means (a) ownership of more than fifty percent (50%) of the shares of stock entitled to vote for the election of directors in the case of a corporation, or more than fifty percent (50%) of the equity interests in the case of any other type of legal entity; (b) status as a general partner in any partnership; or (c) any other arrangement whereby a Person controls or has the right to control the board of directors of a corporation or equivalent governing body of an entity other than a corporation.

1.4         “Agreement “[***]” Know-How” means any Know-How to the extent that it relates to a Product, including without limitation any formulation of a Product, and that is developed, conceived or, in the case of patentable Know-How, Invented in the course of activities conducted by a Party or both Parties or any of its or their Affiliates (or any Third Party acting on any of their behalf) pursuant to this Agreement (including the Research Plan). For clarity, any Know-How that meets the definition of General Accordion Pill Know-How shall not constitute Agreement “[***]” Know-How.

1.5         “Agreement “[***]”Patent Rights” means any Patent Rights that claim any Agreement “[***]” Know-How.

1.6         “Agreement “[***]” Technology” means, collectively, Agreement “[***]” Know-How and Agreement “[***]” Patent Rights.

1.7         “Annual Net Sales” means, with respect to any Calendar Year, the aggregate amount of the Net Sales for such Calendar Year.

1.8         “Applicable Laws” means any federal, state, local, national and supra-national laws, statutes, rules and regulations, including any rules, regulations or requirements of Regulatory Authorities, national securities exchanges or securities listing organizations, that are in effect from time to time during the Term and applicable to a particular activity hereunder.

1.9         “[***]” Know-How” means any Know-How that is Controlled by “[***]” on the Effective Date or during the Term and that relates to any Product, but excluding (i) “[***]”’s interest in any Joint Know-How and (ii) any Agreement “[***]” Know-How.

1.10         “[***]” Patent Rights” means any Patent Rights that are Controlled by “[***]” on the Effective Date or during the Term and that relate to any Product, but excluding (i) “[***]”’s interest in any Joint Patent Rights and (ii) any Agreement “[***]” Patent Rights.

1.11         “[***]” Technology” means, collectively, the “[***]” Know-How and “[***]” Patent Rights.

1.12         “Business Day” means a day on which banking institutions in both Boston, Massachusetts and Tel Aviv, Israel are open for business.

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NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

1.13         “Calendar Quarter” means the period beginning on the Effective Date and ending on the last day of the calendar quarter in which the Effective Date falls, and thereafter each successive period of three (3) consecutive calendar months ending on March 31, June 30, September 30 or December 31.

1.14         “Calendar Year” means each successive period of twelve (12) months commencing on January 1 and ending on December 31.

1.15         “Clinical Trial” means a clinical study of a Product prior to receipt of Regulatory Approval that involves the administration of such Product to humans.

1.16         “Collaboration Product” means any Product in a gastro-retentive, delayed or extended release formulation that is Covered by, or that incorporates or makes use of, any Intec Pharma Technology.

1.17         “Commercialization” or “Commercialize” means any and all activities directed to the offering for sale and sale of a Product, both before and after Regulatory Approval has been obtained, including activities related to marketing, promoting, distributing, importing, selling and offering to sell such Product or conducting post-marketing human clinical studies for any indication with respect to which Regulatory Approval has been received or for a use that is the subject of an investigator-initiated study program, and interacting with Regulatory Authorities regarding the foregoing. When used as a verb, “Commercializing” means to engage in Commercialization and “Commercialized” has a corresponding meaning.

1.18         “Confidential Information” means, (a) all information that is confidential or proprietary to the disclosing Party (whether or not reduced to writing or other tangible medium of expression, and whether or not patented, patentable, capable of trade secret protection or protected as an unpublished or published work under the United States Copyright Act of 1976, as amended), including all Know-How, unpublished patent applications (including any unpublished applications for continuation, extension, re-issue or renewal patents), inventor certificates, trade secrets, methods of production and other proprietary or confidential information of the disclosing Party; and (b) any Third Party confidential or proprietary information in the possession of the disclosing Party that is provided to the receiving Party. Confidential Information may be disclosed in written, oral, electronic or any other form. Confidential Information which is orally disclosed to or visually observed by the receiving party shall constitute Confidential Information if (x) it would be apparent to a reasonable person, familiar with the disclosing party’s business and the industry in which it operates, that such information is of a confidential or proprietary nature the maintenance of which is important to the disclosing party, or (y) the disclosing party, within thirty (30) days after such disclosure, delivers to the receiving party a written document or documents describing such information and referencing the place and date of such oral or visual disclosure. The terms of this Agreement (including any term sheet or prior drafts related hereto) will be treated as Confidential Information of both Parties, with both Parties deemed to be the receiving Party of such Confidential Information. Notwithstanding anything to the contrary, “Confidential Information” shall not include any information that (i) is or becomes generally available to the public other than through any disclosure by the receiving Party in violation of Section 5.1 (Confidentiality), (ii) can be demonstrated by documentation or other competent proof to have been in the receiving Party’s possession prior to disclosure by the disclosing Party without any obligation of confidentiality with respect to such information, (iii) becomes available to the receiving Party on a non-confidential basis from a source not known by the receiving Party to be under any obligation of confidentiality to the disclosing Party with respect to such information or (iv) can be demonstrated by documentation or other competent proof to have been independently developed by the receiving Party without reliance on or reference to the Confidential Information of the disclosing Party.

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NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

1.19         “Control” or “Controlled” means, with respect to Know-How and Patent Rights, the possession by a Party of the right (other than the licenses granted pursuant to this Agreement which, as between the Parties, shall be subject to the provisions of Sections 2.2.3 (Retained Rights) and 3.2.3 (Retained Rights), as applicable) to grant a license or sublicense to such Know-How or Patent Rights as provided herein without violating the terms of any agreement with any Third Party and without violating any Applicable Laws; provided, however, that with respect to any Know-How or Patent Rights that are owned by a Third Party and Controlled under the terms of a license or other agreement, a Party will be deemed to Control such Know-How or Patent Rights only to the extent that the applicable agreement permits such Control.

1.20         “Cover,” “Covering” or “Covers” means, as to a product and Patent Rights, that, in the absence of a license granted under, or ownership of, such Patent Rights, the making, using, selling, offering for sale or importation of such product would infringe such Patent Rights or, as to a pending claim included in such Patent Rights, the making, using, selling, offering for sale or importation of such product would infringe such Patent Rights if such pending claim were to issue in an issued patent without modification.

1.21         “Drug Approval Application” means, with respect to each Product in a particular regulatory jurisdiction, an application for Regulatory Approval for such Product in such country or region, including: (a) an NDA; (b) a counterpart of an NDA in any country or region in the Territory; and (c) all supplements and amendments to any of the foregoing.

1.22         “EMA” means the European Medicines Agency or any successor agency or authority thereto.

1.23         “European Commission” means the European Commission or any successor agency that is responsible for granting marketing approvals authorizing the sale of pharmaceuticals in the EU.

1.24         “European Union” or “EU” means the organization of member states of the European Union, as it may be constituted from time to time during the Term.

1.25         “Exclusivity Field” means the diagnosis, treatment or prevention in humans of any disease or medical indication.

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NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

1.26         “FDA” means the United States Food and Drug Administration or any successor agency or authority thereto.

1.27         “FDCA” means the United States Federal Food, Drug, and Cosmetic Act, as amended.

1.28         “Field” means the diagnosis, treatment or prevention of “[***]”, and any additional indications added to the Field pursuant to Section 2.5 (Right to Negotiate for Additional Indications), in any form, and any and all signs and symptoms thereof.

1.29         “First Commercial Sale” means, with respect to a Collaboration Product in a country in the Territory, the first sale, transfer or disposition for value to an end user of such Collaboration Product in such country following receipt of Regulatory Approval in such country; provided, however, that any sale to an Affiliate or sublicensee will not constitute a First Commercial Sale unless the Affiliate or sublicensee is the last entity in the distribution chain of the Collaboration Product and; provided, further, that any sale on a cost reimbursement basis for use in a Clinical Trial or other distribution for use in a Clinical Trial will not constitute a First Commercial Sale.

1.30         “First Commercial Sale In Europe” means, with respect to a Collaboration Product, the completion of the First Commercial Sale of such Collaboration Product in the third (3rd) Major European Market.

1.31         “Force Majeure” means any occurrence that (a) prevents or substantially interferes with the performance by a Party of any of its obligations hereunder; and (b) occurs by reason of any act of God, flood, fire, explosion, earthquake, strike, lockout, labor dispute, casualty or accident, war, revolution, civil commotion, act of terrorism, blockage or embargo, or any injunction, law, order, proclamation, regulation, ordinance, demand or requirement of any government or of any subdivision, authority or representative of any such government, or other cause that is beyond the reasonable control of such Party.

1.32         “GCP” means the then-current Good Clinical Practice Standards promulgated or endorsed by the FDA or, in the case of foreign jurisdictions, comparable regulatory standards promulgated or endorsed by the applicable Regulatory Authority, including those procedures expressed in or contemplated by any Regulatory Filings, applicable to the design, conduct, performance, monitoring, auditing, recording, analysis and reporting of Clinical Trials including the United States regulations set forth under Title 21 of the United States Code of Federal Regulations, parts 11, 50, 54, 56, 312 and 314, as may be amended from time to time.

1.33         “General Accordion Pill Know-How” means Know-How that relates to the Accordion Pill System as generally applied to products and compounds other than Products, and that is developed, conceived or, in the case of patentable Know-How, Invented in the course of activities conducted, by a Party or both Parties or any of its or their Affiliates (or any Third Party acting on any of their behalf) pursuant to this Agreement (including the Research Plan).

1.34         “General Accordion Pill Patent Rights” means any Patent Rights that claim any General Accordion Pill Know-How.

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NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

1.35         “General Accordion Pill Technology” means, collectively, General Accordion Pill Know-How and General Accordion Pill Patent Rights.

1.36         “GLP” means the then-current Good Laboratory Practice Standards promulgated or endorsed by the FDA or, in the case of foreign jurisdictions, comparable regulatory standards promulgated or endorsed by the applicable Regulatory Authority, including those procedures expressed in or contemplated by any Regulatory Filings.

1.37         “GMP” means then-current Good Manufacturing Practices that apply to the manufacture of active pharmaceutical ingredients and/or pharmaceutical products, including the United States regulations set forth under Title 21 of the United States Code of Federal Regulations, parts 210, 211 and 600-680, as may be amended from time to time, as well as all applicable guidance published by the FDA from time to time.

1.38         “IND” means (a) an Investigational New Drug Application as defined in the FDCA and regulations promulgated thereunder, or any successor application or procedure required to initiate clinical testing of a Product in humans in the United States; or (b) any comparable filing that is required to initiate clinical testing of a Product in humans in any other regulatory jurisdiction in the Territory, in each case, including all supplements and amendments thereto.

1.39         “Intec Pharma Know-How” means any proprietary Know-How relating to the Accordion Pill System that is Controlled by Intec Pharma on the Effective Date or during the Term, including General Accordion Pill Know-How but excluding (a) Intec Pharma’s interest in any Joint Know-How and (b) any Agreement “[***]” Know-How.

1.40         “Intec Pharma Patent Rights” means any Patent Rights relating to the Accordion Pill System that are Controlled by Intec Pharma on the Effective Date or during the Term, including the Patent Rights set forth in Exhibit B and General Accordion Pill Patent Rights, but excluding (a) Intec Pharma’s interest in any Joint Patent Rights and (b) any Agreement “[***]” Patent Rights.

1.41         “Intec Pharma Technology” means, collectively, the Intec Pharma Know-How and Intec Pharma Patent Rights.

1.42         “Invented” means the act of invention by inventors, as determined in accordance with the patent laws of the United States, irrespective of where the act of invention occurs.

1.43         “Joint Know-How” means any Know-How that is developed, conceived or, in the case of patentable Know-How, Invented jointly by Intec Pharma or any of its Affiliates (or a Third Party acting on any of their behalf) and “[***]” or any of its Affiliates (or a Third Party acting on any of their behalf) in the course of activities conducted pursuant to this Agreement (including the Research Plan), but excluding the following: (i) any Agreement “[***]” Know-How; and (ii) any General Accordion Pill Know-How.

1.44         “Joint Patent Rights” means any Patent Rights that claim any Joint Know-How.

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NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

1.45         “Joint Technology” means, collectively, Joint Know-How and Joint Patent Rights.

1.46         “Know-How” means all inventions, discoveries, data, information (including scientific, technical or regulatory information), processes, methods, techniques, materials, technology, prototypes, results, analyses, laboratory, pre-clinical and clinical data, or other know-how, whether or not patentable, including pharmacology, toxicology, drug stability, manufacturing and formulation methodologies and techniques, clinical and non-clinical safety and efficacy studies, marketing studies, absorption, distribution, metabolism and excretion studies.

1.47         “LIBOR Rate” means, for any applicable interest period, the rate per annum equal to the one-month average of the British Bankers Association LIBOR Rate (“BBA LIBOR”), as published by Reuters (or, if Reuters does not publish quotations of BBA LIBOR, another commercially available source providing quotations of BBA LIBOR as selected by agreement of the Parties). If such rate is not available at such time for any reason, then the rate for that interest period will be determined by such alternate method as reasonably selected by agreement of the Parties.

1.48         “MAA” means a Marketing Authorization Application submitted to the EMA pursuant to the centralized approval procedure to obtain European Commission approval for the marketing of a pharmaceutical product in the European Union.

1.49         “Major European Markets” means France, Germany, Italy, Spain and the United Kingdom.

1.50         “Manufacture” means all operations involved in the manufacture, receipt, incoming inspections, storage and handling of materials, manufacture, processing, purification, formulation, packaging, labeling, warehousing, quality control testing (including in-process release and stability testing), shipping and release of a Product for clinical and commercial supply. When used as a verb, “Manufacturing” means to engage in Manufacture and “Manufactured” has a corresponding meaning.

1.51         “[***]”.

1.52         “[***]”.

1.53         “Net Sales” means, with respect to a Collaboration Product in a country in the Territory, (1) the gross amount invoiced for sales of such Collaboration Product in such country by “[***]” or any of its Affiliates or Sublicensees to Third Parties (“Gross Sales”), and (2) the total amount received (whether characterized as royalty, profit share or otherwise) by “[***]” or any of its Affiliates from a Third Party distributor with respect to sales of such Collaboration Product in such country by such distributor pursuant to distributor agreements under which such distributor pays to “[***]” a share of its sales of Collaboration Product, less the following deductions, in each case (A) without duplication, (B) where applicable with respect to the Gross Sales invoiced, (C) as incurred in the ordinary course of business in type and amount consistent with good industry practice and (D) except with respect to the uncollectible amounts on any previously sold Collaboration Product described in clause (b) below and the pharmaceutical excise taxes described in clause (d) below, as determined in accordance with, and as recorded in revenues under, United States Generally Accepted Accounting Principles (“U.S. GAAP”):

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NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

(a)         sales returns and allowances actually paid, granted or accrued on the Collaboration Product, including trade, quantity, prompt pay and cash discounts and any other adjustments, including those granted on account of price adjustments or billing errors;

(b)         credits or allowances given or made for rejection or return of, and for uncollectible amounts on, a previously sold Collaboration Product or for rebates or retroactive price reductions (including Medicare, Medicaid, managed care and similar types of rebates and chargebacks), provided that any amount subsequently recovered will be treated as Net Sales;

(c)         to the extent not already deducted or excluded from the Gross Sales invoiced, taxes, duties or other governmental charges levied on or measured by the billing amount for the Collaboration Product, as adjusted for rebates and refunds, which, for the avoidance of doubt, shall not include any tax, duty, or other charge imposed on or measured by net income (however denominated), or any franchise taxes, branch profits taxes, or similar tax;

(d)         pharmaceutical excise taxes (such as those imposed by the United States Patient Protection and Affordable Care Act of 2010 (Pub. L. No. 111-48) and other comparable laws);

(e)         charges for freight and insurance directly related to the distribution of the Collaboration Product, to the extent not already deducted or excluded from the Gross Sales invoiced, for sales of the Collaboration Product by “[***]” or its Affiliates or permitted Sublicensees to Third Parties in the Territory to the extent same are separately itemized on invoices and actually paid as evidenced by invoices or other appropriate supporting documentation;

(f)         credits for allowances given or made for wastage replacement for the Collaboration Product;

(g)         customary wholesaler and distributor administration fees; and

(h)         other similar or customary deductions taken in the ordinary course of business or in accordance with U.S. GAAP.

Net Sales shall be determined in accordance with U.S. GAAP, except to the extent noted above in clause (D) of the first paragraph of this Section 1.53. Net Sales shall not be imputed to transfers of Collaboration Product for use in any clinical trial, for bona fide charitable purposes, for compassionate use, for indigent patient programs or as free Collaboration Product samples, so long as such transfers of Collaboration Product for charitable purposes, compassionate use, indigent patient programs or as samples are consistent with “[***]”’s practices with respect to products similar in nature to Collaboration Products.

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NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

Notwithstanding the foregoing, in the event a Collaboration Product is sold as a component of a Combination Product in any country in the Territory in any Calendar Quarter, Net Sales shall be calculated by multiplying the Net Sales of the Combination Product in such country during such Calendar Quarter (calculated by applying the formula set forth above as if it applied to sales of such Combination Product in such country) by the fraction A/(A+B), where A is the average Net Sales per unit sold of the Collaboration Product when sold separately in such country during such Calendar Quarter (calculated by determining the Net Sales of the Collaboration Product in such country during such Calendar Quarter in accordance with the formula set forth above and dividing such Net Sales by the number of units of the Collaboration Product sold in such country during such Calendar Quarter) and B is the average Net Sales per unit sold of the other active component(s) included in the Combination Product when sold separately in such country during such Calendar Quarter (calculated by determining the Net Sales of such other active component(s) in such country during such Calendar Quarter by applying the formula set forth above as if it applied to sales of such other active component(s) and dividing such Net Sales by the number of units of such other active component(s) sold in such country during such Calendar Quarter). For purposes of calculating the average Net Sales per unit sold of a Collaboration Product and other active component(s) of a Combination Product in accordance with the above described equation, any of the deductions described in clauses (a) through (h) above that apply to such Combination Product shall be allocated among sales of the Collaboration Product and sales of the other active component(s) included in such Combination Product as follows: (1) deductions that are attributable solely to the Collaboration Product or one of the other active component(s) shall be allocated solely to Net Sales of the Collaboration Product or such other active component, as applicable, and (2) all other deductions shall be allocated among sales of the Collaboration Product and sales of the other active component(s) in proportion to “[***]”’s reasonable good faith estimate of the fair market value of the Collaboration Product and the other active component(s). In the event that no separate sales of either (a) the Collaboration Product or (b) any other active component(s) included in a Combination Product, or both ((a) and (b)), are made by “[***]” or its Affiliates, distributors or Third Party transferees during a Calendar Quarter in which such Combination Product is sold in a country, the average Net Sales per unit sold in the above described equation shall be replaced with the most recent list price of the Collaboration Product and each of the other active component(s) of the Combination Product in such country, if applicable, or, if either such Collaboration Product or such other active component(s), or both, have never been sold separately in such country, with “[***]”’s reasonable good faith estimate of the fair market value of the Collaboration Product and each of the other active component(s) included in such Combination Product. For purposes of this Section 1.53, “Combination Product” shall mean (x) any single product in finished form containing as active ingredients both (A) a Collaboration Product and (B) one or more other pharmaceutically active compounds or substances that are not used to implement any Intec Pharma Technology or Agreement “[***]” Technology (for example, components of the Accordion Pill System are not considered other pharmaceutically active compounds or substances); (y) any sale of a Collaboration Product with another product(s) for a single invoice price; or (z) any sale of a Collaboration Product as part of a bundle with other product(s) or service(s) (i.e., where a Collaboration Product and such other product(s) or services are sold for a single invoice price or where a discount, rebate or other amount that reduces the price of a Collaboration Product is provided in exchange for (or otherwise conditioned upon) the purchase of such other product(s) or services), to the extent not described in clause (x) or (y).

9

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

1.54         “New Drug Application” or “NDA” means a New Drug Application filed with the FDA, as described in 21 C.F.R. § 314.

1.55         “Patent Rights” means any and all (a) patents; (b) pending patent applications, including all provisional applications, substitutions, continuations, continuations-in-part, divisions and renewals, and all patents granted thereon; (c) all patents-of-addition, reissues, reexaminations and extensions or restorations by existing or future extension or restoration mechanisms, including supplementary protection certificates or the equivalent thereof; (d) inventor’s certificates; (e) any other form of government-issued right substantially similar to any of the foregoing; and (f) all United States and foreign counterparts of any of the foregoing.

1.56         “Person” means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, incorporated association, joint venture or similar entity or organization, including a government or political subdivision, department or agency of a government.

1.57         “Phase 1 Clinical Trial” means, as to a particular Product, a Clinical Trial conducted in any country that would satisfy the requirements of 21 CFR 312.21(a) or a counterpart of such regulation in any regulatory jurisdiction in the Territory.

1.58         “Pre-Commercialization Activities” means, with respect to each Product, all preclinical and clinical activities designed to obtain Regulatory Approval of such Product, its Manufacture and its Commercialization, up to and including the obtaining of Regulatory Approval of such Product, including regulatory toxicology studies, statistical analysis and report writing, Clinical Trial design and operations, preparing and filing Drug Approval Applications, and all regulatory affairs related to the foregoing.

1.59         “Product” means any product that contains “[***]”,“[***]” or “[***]” or any prodrug, anannlog, salt or derivative of “[***]”,“[***]” or “[***]”. .

1.60         “Regulatory Approval” means, with respect to any regulatory jurisdiction in the Territory, any approval (including pricing and reimbursement approval and schedule classifications), product and establishment license, registration or authorization of any Regulatory Authority required to market and/or sell a Product in such regulatory jurisdiction, including (a) approval of an NDA or ANDA for such Product by the FDA, and (b) approval of an MAA for such Product by the EMA.

1.61         “Regulatory Authority” means any national, supra-national, regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity with authority over the distribution, importation, exportation, Manufacture, production, use, storage, transport, clinical testing or sale of a Product.

10

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

1.62         “Regulatory Exclusivity Period” means, with respect to a Collaboration Product in any country in the Territory, a period of exclusivity (other than exclusivity with respect to a Patent Right) granted or afforded by Applicable Laws or by a Regulatory Authority in such country that confers exclusive marketing rights with respect to such Collaboration Product in such country. Where such exclusive marketing rights only relate to a specific indication, the applicable Regulatory Exclusivity Period shall only be deemed to apply to such Collaboration Product in such indication.

1.63         “Regulatory Filings” means, collectively: (a) all INDs, NDAs, applications for designation as an “Orphan Product(s)” under the Orphan Drug Act, for “Fast Track” status under Section 506 of the FDCA (21 U.S.C. § 356) or for a Special Protocol Assessment under Section 505(b)(4)(B) and (C) of the FDCA (21 U.S.C. § 355(b)(4)(B)) and all other similar filings (including counterparts of any of the foregoing in any regulatory jurisdiction in the Territory); (b) all supplements and amendments to any of the foregoing; and (c) all data and other information contained in, and correspondence relating to, any of the foregoing.

1.64         “Research Plan” means the written plan for the formulation and pre-clinical and clinical Pre-Commercialization Activities for Collaboration Products during the Research Period, which plan is attached hereto as Exhibit A, as such written plan may be amended, modified or updated in accordance with Section 2.3.1 (Research Plan).

1.65         “Royalty Term” means, with respect to each Collaboration Product in each country in the Territory, the period beginning on the date of First Commercial Sale of such Collaboration Product in such country and ending on the later of (a) expiration of the last to expire Valid Claim of (i) the Intec Pharma Patent Rights that Cover such Collaboration Product in such country or (ii) any Agreement “[***]” Patent Rights or Joint Patent Rights that Cover such Collaboration Product in such country (but solely to the extent that such Agreement “[***]” Patent Rights claim any Know-How or other intellectual property developed, conceived or, in the case of patentable Know-How, Invented by Intec Pharma or its Affiliates), and (b) the expiration of the Regulatory Exclusivity Period with respect to such Collaboration Product in such country.

1.66         “Sublicensee” means any Third Party to whom “[***]” sublicenses any of its rights under this Agreement, but excluding any Third Party distributor. For clarity, “Sublicensee” shall not include any Affiliate of “[***]” to whom “[***]” sublicenses any of its rights under this Agreement.

1.67         “sNDA” means a Supplemental New Drug Application, as defined in the FDCA and applicable regulations promulgated thereunder.

1.68         “Territory” means worldwide.

1.69         “Third Party” means a Person other than Intec Pharma and “[***]” and their respective Affiliates.

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NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

1.70         “Valid Claim” means (a) a claim of an issued and unexpired Patent Right, which claim has not been permanently revoked or held unenforceable, unpatentable or invalid by a decision of a court or other governmental agency of competent jurisdiction, which is not appealable or has not been appealed within the time allowed for appeal, and which has not been abandoned, disclaimed, denied or admitted to be invalid or unenforceable through reissue, re-examination or disclaimer or otherwise (i.e., only to the extent the subject matter is disclaimed or is sought to be deleted or amended through reissue); or (b) a bona fide claim of a pending patent application included in the Patent Rights that has not been (i) cancelled, withdrawn or abandoned without being refiled in another application in the applicable jurisdiction or (ii) finally rejected by an administrative agency action from which no appeal can be taken or that has not been appealed within the time allowed for appeal, provided that any patent application pending for more than five (5) years from the earliest date on which such patent application claims priority (excluding any time during which such application is in interference or opposition or similar proceedings, or the decision of an examiner with respect to such application is being appealed) shall not be considered to have any Valid Claim for purposes of this Agreement from and after such five (5) year date unless and until a patent issues from such patent application.

1.71         Additional Definitions. Each of the following definitions is found in the body of this Agreement as indicated below:

Section
Agreement	Preamble
Annual Royalty Cap	4.5.1(b)
BBA LIBOR	1.47
“[***]”	Preamble
“[***]” Indemnitees	10.2
Claim	10.1
Clinical Collaboration Product Supply	3.3.5
Combination Product	1.53
Commercial Period	3.1
Commercial Period Milestone Event	4.4.1
Commercial Period Milestone Payment	4.4.1
Commercial Supply Agreement	3.3.6(b)
“[***]”	Preamble
Effective Date	Preamble
Failure of PART B Deliverables	2.3.2(b)
Field Expansion	2.5
FCPA	9.2.15
Gross Sales	1.53
Indemnified Party	10.3
Indemnifying Party	10.3
Infringement	7.2.1
Infringement Notice	7.2.1
Insolvency Event	8.2.4

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NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

Intec Pharma	Preamble
Intec Pharma Indemnitees	10.1
Intec Pharma-Owned Technology	9.2.12
License Fee	4.2
Losses	10.1
Manufacturing Know-How	3.3.7
Option	2.4.2
Option Exercise Date	2.4.2
Option Exercise Notice	2.4.2
Option Exercise Period	2.4.1
PART A Deliverables	2.3.2(a)
PART B Deliverables	2.3.2(b)
PART B Election Notice	2.3.2(a)
Party/Parties	Preamble
Patent Coordinator	6.5
Phase 1 Clinical Trial Materials	2.3.2(b)
Phase 1 Materials Acceptance Date	2.3.2(b)
Pre-Commercialization Collaboration Notice	3.3.2
Pre-Commercialization Plan	3.3.2
Research Period	2.1
Research Period Milestone Event	4.3.1
Research Period Milestone Payment	4.3.1
Sunshine Act	9.2.15
Technology Transfer	3.3.7
Term	8.1
U.S. GAAP	1.53
UK Bribery Act	9.2.15

2.       RESEARCH

2.1         Research Period. For purposes of this Agreement, “Research Period” means the period beginning on the Effective Date and ending on the earlier of: (a) the termination of this Agreement in accordance with Section 2.3.2(a) (Performance of the Research), Section 2.3.2(b) (Performance of the Research) or Article 8 (Term and Termination; Additional Obligations); or (b) the Phase 1 Materials Acceptance Date.

2.2         Rights Granted During Research Period.

2.2.1         License to “[***]”. Subject to the terms and conditions of this Agreement, Intec Pharma hereby grants to “[***]” an exclusive, fully paid, worldwide license during the Option Exercise Period, with the right to grant sublicenses through multiple tiers, under the Intec Pharma Technology and Intec Pharma’s interest in the Joint Technology for the sole purposes of conducting a Phase 1 Clinical Trial, evaluating whether or not to exercise the Option and performing activities in furtherance of the foregoing.

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NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

2.2.2         License to Intec Pharma. Subject to the terms and conditions of this Agreement, “[***]” hereby grants to Intec Pharma a non-exclusive, royalty-free, fully paid, worldwide license during the Research Period, with the right to grant sublicenses through multiple tiers (subject to “[***]”’s prior written consent), under the “[***]” Technology, the Agreement “[***]” Technology and “[***]”’s interest in the Joint Technology for the sole purpose of conducting the activities set forth in the Research Plan.

2.2.3         Retained Rights. No rights, other than those expressly set forth in this Section 2.2, are granted to either Party during the Research Period hereunder, and no additional rights shall be deemed granted to either Party during the Research Period by implication, estoppel or otherwise. All rights not expressly granted by either Party to the other hereunder are reserved.

2.3         Pre-Commercialization Activities During Research Period.

2.3.1         Research Plan. During the Research Period, Intec Pharma shall use commercially reasonable efforts to perform the activities set forth in the Research Plan in accordance with the terms and conditions set forth in this Agreement and Applicable Law. “[***]” and Intec Pharma may agree in writing to amend the Research Plan at any time during the Research Period to amend, add or remove research activities relating to the Collaboration Products.

2.3.2         Performance of the Research.

(a)         Promptly following the Effective Date, Intec Pharma shall perform the activities set forth in PART A of the Research Plan, which include activities related to initial bench-scale research and development of Collaboration Products. Promptly following completion of the activities set forth in PART A of the Research Plan, Intec Pharma shall deliver to “[***]” the deliverables specified in PART A of the Research Plan (the “PART A Deliverables”), which PART A Deliverables shall comply with the requirements and specifications set forth in the Research Plan. Within ninety (90) days after receipt of the PART A Deliverables, “[***]” shall notify Intec Pharma in writing if it desires to proceed with PART B of the Research Plan (a “PART B Election Notice”). If “[***]” does not deliver a PART B Election Notice to Intec Pharma within ninety (90) days after receipt of the PART A Deliverables, then this Agreement shall automatically terminate on the end of such ninety (90) day period, and “[***]” shall reimburse Intec Pharma’s out-of-pocket costs incurred in the performance of the Research Plan in accordance with Section 8.3.3 (Termination by “[***]” during the Research Period), provided that, if “[***]” notifies Intec Pharma within such ninety (90) day period of its decision not to deliver a PART B Election Notice, then “[***]” shall have no obligation to reimburse Intec Pharma for any out-of-pocket costs incurred by Intec Pharma after the date of such notification.

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NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

(b)         If “[***]” delivers a PART B Election Notice to Intec Pharma within ninety (90) days after receipt of the PART A Deliverables, then Intec Pharma shall promptly commence and perform the activities set forth in PART B of the Research Plan, which includes activities related to the Pre-Commercialization Activities and Manufacture of GMP-compliant clinical batches of Collaboration Product (the “Phase 1 Clinical Trial Materials”). Promptly following completion of the activities set forth in PART B of the Research Plan, Intec Pharma shall deliver the Phase 1 Clinical Trial Materials to the clinical site(s) designated by “[***]” and shall deliver any other deliverables specified in PART B of the Research Plan to “[***]” or its designee, as applicable (collectively, the “PART B Deliverables”), which PART B Deliverables shall comply with the requirements and specifications set forth in the Research Plan. Following receipt of the PART B Deliverables, “[***]” shall inspect the Phase 1 Clinical Trial Materials to determine, in its sole discretion, whether such Phase 1 Clinical Trial Materials are suitable for use in humans in connection with a Phase 1 Clinical Trial of the applicable Collaboration Product as determined in accordance with “[***]”’s quality control acceptance criteria and otherwise satisfy the criteria and specifications set forth in the Research Plan, and shall notify Intec Pharma of its determination in writing within 60 (sixty) days from receipt of the PART B Deliverables. If such notice states that such Phase 1 Clinical Trial Materials are suitable for use in humans in connection with a Phase 1 Clinical Trial of the applicable Collaboration Product and otherwise satisfy the criteria and specifications set forth in the Research Plan, the date on which Intec Pharma receives such notice shall be deemed to be the “Phase 1 Materials Acceptance Date.” If such notice states that such Phase 1 Clinical Trial Materials are not suitable for use in humans in connection with a Phase 1 Clinical Trial of the applicable Collaboration Product or are otherwise not in conformity with the criteria and specifications set forth in the Research Plan (“Failure of PART B Deliverables”), “[***]” may elect to either immediately terminate this Agreement upon written notice to Intec Pharma or to have Intec Pharma repeat the activities set forth in PART B of the Research Plan one more time, at no additional cost to “[***]”.

(c)         Subject to “[***]”’s obligations under Article 4 (Payments), Intec Pharma shall be solely responsible for all aspects of, including all costs associated with, the Manufacture of all clinical supplies of Collaboration Products necessary for the Parties to perform the activities set forth in the Research Plan. Intec Pharma shall undertake all such Manufacturing activities in accordance with GMP (for Phase 1 Clinical Trial Materials) and Applicable Laws.

2.3.3         Reports of Research Activities. Within fifteen (15) days following the end of each Calendar Quarter during the Research Period, Intec Pharma shall deliver to “[***]” a report on the Pre-Commercialization Activities undertaken by Intec Pharma in accordance with the Research Plan during such Calendar Quarter, which report shall include a reasonably detailed summary of (a) all Joint Know-How and Agreement “[***]” Know-How resulting from such activities; and (b) the Pre-Commercialization Activities undertaken during the prior Calendar Quarter and in process as of the date of the report.

15

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

2.4         Option Exercise.

2.4.1         Option Exercise Period. For purposes of this Agreement, “Option Exercise Period” means the period (including the Research Period) beginning on the Effective Date and ending on the earliest of: (a) termination of this Agreement in accordance with Section 2.3.2(a) (Performance of the Research), Section 2.3.2(b) (Performance of the Research) or Article 8 (Term and Termination; Additional Obligations); or (b) the date that is twenty four (24) months after the Phase 1 Materials Acceptance Date, provided that, if the FDA or EMA places a clinical hold on a Phase 1 Clinical Trial using the applicable Phase 1 Clinical Trial Materials during such twenty four (24) month period, then such twenty four (24) month period shall be extended by a period of time equal to the duration of such clinical hold; or (c) the exercise of the Option by “[***]” pursuant to, and in accordance with, Section 2.4.2 (Option).

2.4.2         Option. Subject to the terms and conditions of this Agreement, “[***]” shall have the exclusive right and option, in its sole discretion, to obtain an exclusive license in the Territory under the Intec Pharma Technology and under Intec Pharma’s interest in the Joint Technology as set forth in Section 3.2.1 (Licenses to “[***]”) (the “Option”). “[***]” may exercise the Option by delivering written notice thereof to Intec Pharma (the “Option Exercise Notice”) at any time during the Option Exercise Period and by paying Intec Pharma the License Fee within ninety (90) days thereof. On the date that Intec Pharma has received both the Option Exercise Notice and License Fee (the “Option Exercise Date”), the provisions of Article 3 (Commercial Period) (including the license granted in Section 3.2.1 (Licenses to “[***]”) shall automatically take effect and shall continue to apply for the remainder of the Term.

2.4.3         Effect of Failure to Exercise Option. If “[***]” does not deliver an Option Exercise Notice to Intec Pharma prior to the end of the Option Exercise Period, the Option shall expire and this Agreement shall automatically terminate upon the expiration of the Option Exercise Period. If “[***]” delivers an Option Exercise Notice to Intec Pharma prior to the end of the Option Exercise Period, but does not pay the License Fee to Intec Pharma within ninety (90) days of such delivery in accordance with Section 2.4.2 (Option), the Option shall expire and this Agreement shall automatically terminate upon the expiration of such ninety (90) day period.

2.5         Right to Negotiate for Additional Indications. If, at any time during the Term, “[***]” determines that it desires to expand the Field to include additional indications (a “Field Expansion”), then to the extent Intec Pharma is not precluded contractually from doing so, the Parties shall negotiate the terms and conditions of such Field Expansion in good faith. In the event that the Parties mutually agree in writing to a Field Expansion, the definition of “Field” under Section 1.28 shall automatically be amended to include the applicable additional indications, with no further action by the Parties. For clarity, “[***]” may request a Field Expansion an unlimited number of times during the Term, and the Parties’ obligations to negotiate the terms and conditions of such Field Expansion in good faith under this Section 2.5 shall apply in each case.

16

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

2.6         Sublicenses. Any sublicense from Intec Pharma to a sublicensee or from “[***]” to a Sublicensee shall only be granted pursuant to a written agreement, which shall be in compliance and not inconsistent with and shall be subject and subordinate to the terms and conditions of this Agreement. The sublicensing Party shall furnish the other Party with a fully executed copy of any such sublicense agreement, promptly after its execution, provided that, without derogating from Intec Pharma’s rights under Section 4.5.2 (Records; Audit Rights), the sublicensing Party may redact any Confidential Information from such copy. Each such sublicense agreement shall contain all provisions necessary to ensure the sublicensing Party’s ability to perform its obligations under this Agreement.

3.         COMMERCIAL PERIOD

3.1         Commercial Period. For purposes of this Agreement, “Commercial Period” means the period beginning on the Option Exercise Date and ending on the last day of the Term.

3.2         Rights Granted During Commercial Period.

3.2.1         Licenses to “[***]”. Effective only in the event of “[***]”’s exercise of the Option in accordance with Section 2.4.2 (Option) and the terms and conditions of this Agreement, Intec Pharma hereby grants to “[***]” an exclusive (even as to Intec Pharma), worldwide, royalty-bearing license with the right to grant sublicenses through multiple tiers, under the Intec Pharma Technology and Intec Pharma’s interest in the Joint Technology to conduct Pre-Commercialization Activities for, Manufacture and Commercialize Collaboration Products in the Field in the Territory.

3.2.2         License to Intec Pharma. Subject to the Parties’ mutual agreement upon a Pre-Commercialization Plan pursuant to Section 3.3.2 (Pre-Commercialization Collaboration) and the terms and conditions of this Agreement, “[***]” hereby grants to Intec Pharma a nonexclusive, royalty-free, fully paid, worldwide license during the Commercial Period, with the right to grant sublicenses through multiple tiers (subject to “[***]”’s prior written consent), under the “[***]” Technology, the Agreement “[***]” Technology and “[***]”s interest in the Joint Technology for the sole purpose of conducting the activities set forth in the Pre-Commercialization Plan.

3.2.3         Retained Rights. No rights, other than those expressly set forth in this Section 3.2, are granted to either Party during the Commercial Period hereunder, and no additional rights shall be deemed granted to either Party during the Commercial Period by implication, estoppel or otherwise. All rights not expressly granted by either Party to the other hereunder are reserved.

3.3         Pre-Commercialization Activities and Regulatory Activities During Commercial Period.

3.3.1         Pre-Commercialization Activities. Subject to the terms of Section 2.3 (Pre-Commercialization Activities During Research Period) and Section 3.3.2 (Pre-Commercialization Collaboration), “[***]” shall be solely responsible for all aspects of, including all costs associated with, the Pre-Commercialization Activities for the Collaboration Products in the Field in the Territory during the Commercial Period, including conducting Clinical Trials for the purpose of obtaining Regulatory Approval for Collaboration Products in the Field in the Territory.

17

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

3.3.2         Pre-Commercialization Collaboration. Upon “[***]”’s written request to Intec Pharma on or after the Option Exercise Date, which request shall be in “[***]”’s sole discretion, (the “Pre-Commercialization Collaboration Notice”), the Parties will discuss and seek to mutually agree upon a pre-commercialization plan pursuant to which Intec Pharma would perform certain Pre-Commercialization Activities with respect to the Collaboration Products, including the Manufacture and supply of Collaboration Products for use by “[***]” in Clinical Trials (the “Pre-Commercialization Plan”). Such Pre-Commercialization Plan shall include a budget covering all Pre-Commercialization Activities set forth therein. If the Parties mutually agree upon a Pre-Commercialization Plan, then Intec Pharma shall conduct all of the Pre-Commercialization Activities set forth therein in accordance with the Pre-Commercialization Plan. For clarity, (a) “[***]” shall have no obligation to collaborate with Intec Pharma during the Commercial Period with respect to any Pre-Commercialization Activities, unless and until (i) “[***]”, in its sole discretion, chooses to deliver to Intec Pharma a Pre-Commercialization Collaboration Notice and (ii) the Parties mutually agree upon the Pre-Commercialization Plan, and (b) Intec Pharma shall have no obligations with respect to the Pre-Commercialization Activities during the Commercial Period, unless and until (i) Intec Pharma receives the Pre-Commercialization Collaboration Notice from “[***]” and (ii) the Parties mutually agree upon the Pre-Commercialization Plan.

3.3.3         Pre-Commercialization Reports. If the Parties mutually agree upon a Pre-Commercialization Plan in accordance with Section 3.3.2 (Pre-Commercialization Collaboration), then during the period beginning on the date that the Pre-Commercialization Plan is mutually agreed upon by the Parties and ending upon completion of all activities contemplated by such Pre-Commercialization Plan, Intec Pharma shall, within fifteen (15) days following the end of each Calendar Quarter, provide a written report to “[***]” regarding the Pre-Commercialization Activities undertaken by Intec Pharma during such Calendar Quarter in accordance with the Pre-Commercialization Plan.

3.3.4         Regulatory Affairs.

(a)         “[***]” shall have the exclusive right and responsibility to prepare and implement plans and strategies for seeking Regulatory Approval for Collaboration Products in the Field in the Territory, and shall own and be responsible for preparing, seeking, submitting and maintaining all Regulatory Filings and Regulatory Approvals for Collaboration Products in the Field in the Territory. “[***]” shall hold and manage the safety database for all Collaboration Products and will have global responsibility for all adverse event collection and reporting. At “[***]”s request, Intec Pharma shall cooperate with “[***]” in preparation of Regulatory Filings for the purpose of obtaining Regulatory Approval (including the preparation of the CMC portion of any Regulatory Filing) for Collaboration Products in the Field in the Territory, and “[***]” shall reimburse Intec Pharma for reasonable costs incurred in connection with such cooperation.

18

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

(b)         “[***]” shall promptly inform Intec Pharma of any intended or actual inspection, written enquiry and/or visit to its facilities by a Regulatory Authority in connection with any Collaboration Product, unless “[***]” has reason to believe that such inspection, enquiry and/or visit is not related to the Accordion Pill System as contained in any Collaboration Product, and promptly communicate to Intec Pharma copies of any correspondence from the Regulatory Authority relating thereto. “[***]” will use reasonable endeavors to ensure that Intec Pharma may have a representative present during any such inspection. “[***]” shall provide Intec Pharma with at least fifteen (15) Business Days advance notice of any material meeting with a Regulatory Authority which is for the purpose of obtaining Regulatory Approval for any Collaboration Product. “[***]” shall provide Intec Pharma drafts of any material documents or correspondence pertaining to any Collaboration Product prepared for submission to the Regulatory Authority, including with respect to safety concerns and SUSAR referred to below, solely to the extent that such documents or correspondence relate to the Accordion Pill System as contained in such Collaboration Product, sufficiently in advance of submission so that Intec Pharma may review and comment on the substance of such material documents or correspondence. “[***]” shall promptly provide copies of any material documents or other correspondence received from the Regulatory Authority pertaining to Collaboration Products, unless such documents or correspondence are not related to the Accordion Pill System as contained in any Collaboration Product. “[***]” agrees to report to Intec Pharma any information from any source, including, without limitation, employees, distributors, agents, customers, user facilities, individuals, or medical or scientific literature, whether published or unpublished, that reasonably suggests that there may be a safety concern with respect to the Accordion Pill System as contained in a Collaboration Product, including a probability that the Accordion Pill System as contained in a Collaboration Product has caused or contributed to a death, or an event defined as “SUSAR” (Suspected Unexpected Serious Adverse Reactions), as promptly as possible and in any event simultaneously with any report of such information to a Regulatory Authority, and not later than fifteen (15) calendar days following receipt of information of such event. In addition, “[***]” shall, within fifteen (15) days following the end of each Calendar Quarter, provide a written report to Intec Pharma regarding the activities undertaken by “[***]” during such Calendar Quarter in accordance with this Section 3.3.4.

19

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

(c)         If Intec Pharma is Manufacturing any Collaboration Products under this Agreement, Intec Pharma shall promptly inform “[***]” of any intended or actual inspection, written enquiry and/or visit to its facilities by a Regulatory Authority in connection with any Collaboration Product, and promptly communicate to “[***]” copies of any correspondence from the Regulatory Authority relating thereto. Intec Pharma will use reasonable endeavors to ensure that “[***]” may have a representative present during any portions of such inspection relating to a Collaboration Product. Intec Pharma shall promptly provide copies of any material documents or other correspondence received from any Regulatory Authority pertaining to the manufacturing and safety of Accordion Pill System or any Collaboration Product. Intec Pharma agrees to report to “[***]” any information from any source, including, without limitation, employees, distributors, agents, customers, user facilities, individuals, or medical or scientific literature, whether published or unpublished, that reasonably suggests that there may be a safety concern with respect to the Accordion Pill System or any Collaboration Product, including a probability that the Accordion Pill System or any Collaboration Product has caused or contributed to a death, or an event defined as SUSAR, as promptly as possible and in any event no later than (i) one (1) Business Day following receipt of information of such event, if such event is a fatal event, or (ii) two (2) Business Days following receipt of information of such event, if such event is not a fatal event, in each case ((i) and (ii)), not to exceed four (4) calendar days; provided, however, that if any such information is subject to any confidentiality obligations of Intec Pharma towards Third Parties, Intec Pharma shall provide redacted information with respect to the Accordion Pill System to “[***]” without exposing information that Intec Pharma is legally or contractually precluded from disclosing and, in the event that “[***]” requests any additional information that Intec Pharma is legally or contractually precluded from disclosing, Intec Pharma shall use reasonable efforts to seek a waiver of such confidentiality obligations so that Intec Pharma may disclose such additional information to “[***]”.

(d)         At any time during the Term, “[***]” shall have the right, on thirty (30) days’ advance written notice to Intec Pharma and during normal business hours, to inspect the manufacturing facilities of Intec Pharma and to audit Intec Pharma’s applicable books and records in order to confirm compliance with Applicable Laws and with the terms and conditions of this Agreement. Intec Pharma shall respond in writing to “[***]” regarding any material items of concern identified by “[***]” during such inspections or audits within thirty (30) days of “[***]”’s notice of the outcome of the audit or inspection and shall develop a plan, reasonably satisfactory to “[***]”, to remedy any items of noncompliance within ninety (90) days of notice thereof (or more promptly if that can be accomplished in a commercially reasonable manner), and shall remedy such items of noncompliance as set forth in such plan. Notwithstanding anything to the contrary, this Section 3.3.4(d) shall not apply during any period in which Intec Pharma is not Manufacturing supplies of Collaboration Products.

3.3.5         Clinical Supply. “[***]” shall have the right, in its sole discretion, to Manufacture or authorize a Third Party to Manufacture supplies of Collaboration Products for use in Clinical Trials or to contract with Intec Pharma for such Manufacture. In the event that “[***]” requests Intec Pharma to Manufacture and supply Collaboration Products for use in Clinical Trials or for other regulatory purposes (“Clinical Collaboration Product Supply”), “[***]” and Intec Pharma shall negotiate in good faith the terms and conditions, including pricing terms, upon which Intec Pharma will Manufacture and supply Clinical Collaboration Product Supply.

20

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

3.3.6         Commercial Supply.

(a)         Responsibility for Commercial Supply. Except as set forth in Section 3.3.6(b) (Commercial Supply by Intec Pharma) or otherwise agreed to by the Parties in the Pre-Commercialization Plan or a Commercial Supply Agreement, “[***]” shall be solely responsible for all aspects of, including all costs associated with and the selection of contract manufacturers responsible for, the Manufacture of all commercial supply of the Collaboration Products.

(b)         Commercial Supply by Intec Pharma. “[***]” agrees to consider in good faith the engagement of Intec Pharma as a Manufacturer of commercial supply of the Collaboration Products. If “[***]” determines to engage a Third Party to Manufacture Commercial Supply of Collaboration Products, it shall so notify Intec Pharma and such engagement shall be subject to such Third Party executing a confidentiality agreement with “[***]” with non-disclosure and non-use terms and conditions that are reasonable and standard for such agreements in the commercial pharmaceutical manufacturing industry, provided that the confidentiality period shall not be less than 10 years and the non-use terms shall be the most restrictive terms permitted under Applicable Law. Upon Intec Pharma’s written request to “[***]” made within thirty (30) days after notice from “[***]” pursuant to the preceding sentence, and for a period of twelve (12) months from such written request (unless the Parties enter into a manufacturing and supply agreement for Collaboration Products or “[***]” terminates such period in its sole discretion prior to the end of such period), the Parties shall use diligent efforts to negotiate in good faith an agreement for the Manufacture of commercial supply of Collaboration Products by Intec Pharma on terms (including pricing terms) customary in the pharmaceutical industry with respect to Manufacture and supply of like products for commercial use, which terms shall, at “[***]”’s election, reflect a toll manufacturing arrangement (the “Commercial Supply Agreement”). Notwithstanding anything to the contrary, “[***]” shall have no obligation to enter into a Commercial Supply Agreement with Intec Pharma. For the avoidance of doubt, “[***]” shall have the sole right, in its sole discretion, to determine the identity and location of all Manufacturers and Manufacturing facilities with respect to commercial supply of the Collaboration Products.

3.3.7         Transfer of Manufacturing File. At any time upon “[***]”’s request during the Commercial Period, Intec Pharma shall transfer to “[***]” or its designee a complete and final manufacturing file containing all Intec Pharma Know-How and any Agreement “[***]” Know-How and Joint Know-How in Intec Pharma’s possession that is necessary or useful to enable the Manufacture of Collaboration Products by “[***]” or its designee (such Intec Pharma Know-How, the “Manufacturing File,” and such transfer, the “Technology Transfer”). The Manufacturing File may not be altered without Intec Pharma's prior written consent. “[***]” will reimburse Intec Pharma for its reasonable out-of-pocket costs incurred in connection with the Technology Transfer. The Technology Transfer shall be conducted pursuant to a mutually-agreed Technology Transfer plan developed by the Parties for the purpose of ensuring the complete and timely transfer of the Manufacturing File; provided that, if the Parties are unable to agree on the terms of such Technology Transfer plan, “[***]” shall be entitled to determine the terms of such Technology Transfer plan, subject to compliance with any applicable rules or requirements of the OCS provided to “[***]” in writing by Intec Pharma. Intec Pharma’s responsibilities under such Technology Transfer plan shall include (a) the provision of copies or samples of relevant documentation, materials and other embodiments of the Manufacturing File to “[***]” or its designee, and (b) the provision of reasonable access during normal business hours to Intec Pharma’s qualified technical personnel to consult with “[***]” or its designee with respect to the Manufacturing File. Intec Pharma shall use commercially reasonable efforts to conduct the Technology Transfer in a manner conducive to the successful Manufacture of clinical and commercial supplies of the Collaboration Products.

21

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

3.4         Commercialization Activities During the Commercial Period. “[***]” shall be responsible for all aspects of, including all costs associated with, the Commercialization of the Collaboration Products in the Field in the Territory, including the conduct of all pre-marketing, marketing, promotion, sales, distribution, import and export activities (including securing reimbursement, sales and marketing and conducting any post-marketing trials or post-marketing safety surveillance or maintaining databases), pricing and branding. “[***]” shall, and shall cause its Affiliates and permitted Sublicensees to, undertake all such Commercialization activities in accordance with Applicable Laws.

3.5         No Implied Obligations. For clarity, nothing in this Agreement shall create any obligation on the part of “[***]” to conduct Pre-Commercialization Activities for, seek Regulatory Approval of, Manufacture or Commercialize any Product (including any Collaboration Product) in any country in the Territory. “[***]” shall conduct any activities related to the Pre-Commercialization Activities, Regulatory Approval, Manufacture and Commercialization of the Products (including the Collaboration Products) at its sole election and in its sole discretion. Any decision by “[***]” (a) not to pursue the Pre-Commercialization Activities, Regulatory Approval, Manufacture or Commercialization of any Product (including any Collaboration Product), or (b) to pursue the Pre-Commercialization Activities, Regulatory Approval, Manufacture or Commercialization of any Product (including any Collaboration Product) in collaboration with a Third Party, shall not constitute a breach of this Agreement. For the avoidance of doubt, the foregoing provision shall not be construed as diminishing “[***]”’s obligations or expanding “[***]”’s rights as expressly set forth in this Agreement.

4.         PAYMENTS

4.1         Upfront Fee. “[***]” shall pay to Intec Pharma an upfront fee of $250,000 within fifteen (15) days after the Effective Date, which fee shall be irrevocable, non-refundable and non-creditable toward any other payments due to Intec Pharma hereunder.

4.2         License Fee. If “[***]” exercises the Option, “[***]” shall pay to Intec Pharma a fee of $8,000,000 (the “License Fee”) within ninety (90) days of delivering to Intec Pharma the Option Exercise Notice which fee shall be irrevocable, non-refundable and non-creditable toward any other payments due to Intec Pharma hereunder.

22

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

4.3         Research Period Milestones.

4.3.1         Research Period Milestone Payments. “[***]” shall pay to Intec Pharma the applicable milestone payment (each a “Research Period Milestone Payment”) set forth opposite the corresponding milestone event (each a “Research Period Milestone Event”) within thirty (30) days after the first occurrence of such Research Period Milestone Event by Intec Pharma, which fees shall be irrevocable, non-refundable and non-creditable toward any other payments due to Intec Pharma hereunder:

Research Period
Milestone
	Research Period Milestone Event	Payment

1	“[***]”	$ “[***]”

2	“[***]”	$ “[***]”

4.3.2         Determination that Research Period Milestone Events have Occurred. Intec Pharma shall provide “[***]” with prompt written notice upon the first occurrence of a Research Period Milestone Event but, in any event, no later than thirty (30) days after the occurrence of such Research Period Milestone Event. Each Research Period Milestone Payment will be paid only once, upon the first achievement by a Collaboration Product to reach the applicable milestone. For the avoidance of doubt, the later achievement by the same or a different Collaboration Product to reach a milestone for which payment has already been made shall not result in any payment becoming due.

4.4         Commercial Period Milestones.

4.4.1         Commercial Period Milestone Payments. If “[***]” exercises the Option pursuant to Section 2.4.2 (Option), then, subject to the terms and conditions of this Agreement, “[***]” shall pay to Intec Pharma the applicable milestone payments (each a “Commercial Period Milestone Payment”) set forth opposite the corresponding milestone event (each a “Commercial Period Milestone Event”) within thirty (30) days after the first achievement of such Commercial Period Milestone Event by “[***]” or its Affiliates or permitted Sublicensees, which fees shall be irrevocable, non-refundable and non-creditable toward any other payments due to Intec Pharma hereunder:

Commercial
Period Milestone
	Commercial Period Milestone Event	Payment

1	“[***]”	$ “[***]”

23

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

	Commercial Period Milestone Event	Commercial Period Milestone Payment

2	“[***]”	$	“[***]”

3	“[***]”	$	“[***]”

4	“[***]”	$	“[***]”

5	“[***]”	$	“[***]”

4.4.2       Determination that Commercial Period Milestone Events have Occurred.“[***]” shall provide Intec Pharma with prompt written notice upon the first occurrence of a Commercial Period Milestone Event but, in any event, no later than thirty (30) days after the occurrence of such Commercial Period Milestone Event. Each Commercial Period Milestone Payment will be paid only once, upon the first achievement by a Collaboration Product to reach the applicable milestone. For the avoidance of doubt, the later achievement by the same or a different Collaboration Product to reach a milestone for which payment has already been made shall not result in any payment becoming due.

4.5         Payment of Royalties; Royalty Rate; Accounting and Records.

4.5.1       Payment of Royalties.

(a)         Royalty Rate. If “[***]” exercises the Option pursuant to Section 2.4.2 (Option), then, subject to the terms and conditions of this Agreement, “[***]” shall pay Intec Pharma, on a country-by-country and Collaboration Product-by-Collaboration Product basis, a “[***]” percent (“[***]”%) royalty on Annual Net Sales of all Collaboration Products in each Calendar Year (or partial Calendar Year for the year in which the First Commercial Sale occurs and any partial year resulting from the end of the Royalty Term) commencing with the First Commercial Sale of any Collaboration Product in any country in the Territory and ending upon the last day of the last Royalty Term for all Collaboration Products.

(b)         Royalty Cap. In no event shall the amount of royalties owing to Intec Pharma under Section 4.5.1(a) (Royalty Rate) exceed (i) a total sum of $25,000,000 in any Calendar Year (the “Annual Royalty Cap”) or (ii) a total sum of $100,000,000 over the course of this Agreement. For clarity, any amount in excess of the Annual Royalty Cap that would otherwise be payable to Intec Pharma in a given Calendar Year under Section 4.5.1(a) (Royalty Rate) shall not be carried forward for payment in any subsequent Calendar Year.

(c)         Royalty Stacking. The amount of royalties owing to Intec Pharma under Section 4.5.1(a) (Royalty Rate) for any Collaboration Product shall be reduced by “[***]” percent (“[***]”%) of the amount of royalties paid by “[***]” or any of its Affiliates to any Third Party in consideration for the license of Patent Rights or Know-How that “[***]” in good faith, based on the advice of counsel, believes must be obtained in order to practice any Intec Pharma Technology in connection with any Collaboration Product without infringing or misappropriating Patent Rights or other intellectual property rights of Third Parties.

24

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

(d)         Limit on Royalty Reductions. In no event shall the royalties owed under Section 4.5.1(a) (Royalty Rate), with respect to a Collaboration Product in a country be reduced by operation of Section 4.5.1(c) (Royalty Stacking), by more than “[***]”percent (“[***]”%) of what would otherwise be owed to Intec Pharma under Section 4.5.1(a) (Royalty Rate); provided, however, that if any amount payable to a Third Party and otherwise permitted to be offset against the royalties due to Intec Pharma with respect to a Collaboration Product pursuant to Section 4.5.1(c) (Royalty Stacking) cannot be offset against such royalties due to the provisions of this Section 4.5.1(d), such unused amount may be carried forward and offset against royalties due with respect to such Collaboration Product in future royalty periods.

(e)         Fully Paid-Up, Royalty-Free License. Following the expiration of the Royalty Term for any Collaboration Product in any country, no further royalties shall be payable under Section 4.5.1(a) (Royalty Rate) in respect of sales of such Collaboration Product in such country and, thereafter, the licenses granted to “[***]” under Section 3.2.1 (Licenses to “[***]”) with respect to such Collaboration Product in such country shall automatically become fully paid-up, perpetual, irrevocable, royalty-free, non-exclusive, sublicensable licenses.

(f)         Payment Dates and Reports. Commencing with the first Calendar Quarter in which the First Commercial Sale of a Collaboration Product occurs with respect to payments owed under Section 4.5.1(a) (Royalty Rate), “[***]” shall deliver to Intec Pharma, within sixty (60) days after the end of each Calendar Quarter, a report showing, with respect to the relevant Calendar Quarter: (a) the gross sales and Net Sales of each Collaboration Product by type of Collaboration Product and country in the Territory; (b) the quantity of each type of Collaboration Product sold; (c) the total amount of deductions from gross sales to determine Net Sales; (d) the applicable royalty rate for each Collaboration Product in each country in the Territory after applying any reductions set forth above; and (e) a calculation of the amount of royalty due to Intec Pharma under Section 4.5.1(a) (Royalty Rate). Payments under Section 4.5.1(a) (Royalty Rate) shall be made by “[***]” within sixty (60) days after the end of each Calendar Quarter.

4.5.2         Records; Audit Rights. “[***]” shall, and shall cause its Affiliates and permitted Sublicensees to, keep and maintain for three (3) years from the date of each payment under Section 4.5.1(a) (Royalty Rate) complete and accurate records of gross sales and Net Sales of each Collaboration Product by “[***]”, its Affiliates and its permitted Sublicensees, in sufficient detail to allow the payments owing under Section 4.5.1(a) (Royalty Rate) to be determined accurately. Intec Pharma shall have the right for a period of three (3) years after receiving any such payment to appoint, at its expense, an independent certified public accountant reasonably acceptable to “[***]”, to audit the relevant records of “[***]”, its Affiliates and its permitted Sublicensees in order to verify that the amount of such payment was correctly determined. “[***]”, its Affiliates and its permitted Sublicensees shall each make its records available for audit by such independent certified public accountant during regular business hours at such place or places where such records are customarily kept, upon thirty (30) days written notice from Intec Pharma. Such audit right shall not be exercised by Intec Pharma more than once in any Calendar Year. All records made available for audit shall be deemed to be Confidential Information of “[***]”. If such independent certified public accountant correctly concludes that there was an underpayment by “[***]” hereunder, “[***]” shall promptly (but in any event no later than forty-five (45) days after Intec Pharma’s receipt of the report so concluding) make payment to Intec Pharma of any shortfall. Intec Pharma shall bear the full cost of such audit unless such audit discloses an underreporting by “[***]” or its Affiliates or permitted Sublicensees of five percent (5%) of the aggregate amount of royalties payable in any Calendar Year, in which case “[***]” shall reimburse Intec Pharma for all costs incurred by Intec Pharma in connection with such audit.

25

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

4.5.3         Late Payments. Any payment under this Agreement, including underpayments discovered during an audit, that is past due shall bear interest at a rate equal to the thirty (30) day U.S. dollar LIBOR rate effective for the date that payment was due, as reported by The Wall Street Journal (New York edition), plus one percent (1%) per annum calculated on the number of the days from the due date until such payment is paid in full or, if less, the maximum interest rate permitted by Applicable Laws. Any such payment shall, when made, be accompanied by, and credited first to, all interest so accrued.

4.5.4         Taxes. It is understood and agreed between the Parties that any payments made by “[***]” under this Agreement are inclusive of any value added or similar tax imposed upon such payments. In addition, in the event any payments made by “[***]” pursuant to this Agreement become subject to withholding taxes under the laws or regulations of any jurisdiction or court, agency, department, authority or other instrumentality of any national, state, county, city or other political subdivision, “[***]” shall deduct and withhold the amount of such taxes for the account of Intec Pharma to the extent required by Applicable Laws; such amounts payable to Intec Pharma shall be reduced by the amount of taxes deducted and withheld; and “[***]” shall pay the amounts of such taxes to the proper governmental authority in a timely manner and promptly transmit to Intec Pharma an official tax certificate or other evidence of such tax obligations together with proof of payment from the relevant governmental authority of all amounts deducted and withheld sufficient to enable Intec Pharma to claim such payment of taxes. Any such withholding taxes required under Applicable Laws to be paid or withheld shall be an expense of, and borne solely by, Intec Pharma. “[***]” will provide Intec Pharma with reasonable assistance to enable Intec Pharma to recover such taxes as permitted by Applicable Laws. Should any payment required to be made to Intec Pharma in accordance with the provisions of this Agreement be subject to withholding of any taxes assessable upon Intec Pharma by “[***]” or its Affiliates or Sublicensees, “[***]” shall inform Intec Pharma of such withholding requirement in advance of the first payment to be made by “[***]” or anyone on its behalf to Intec Pharma hereunder, so as to allow Intec Pharma to obtain and provide “[***]” with an appropriate certificate of exemption, if available. No withholding shall be made if an exemption is timely obtained, and for as long as such exemption is valid.

26

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

4.5.5         Foreign Currency Exchange. All payments to be made by “[***]” to Intec Pharma under this Agreement shall be made in U.S. Dollars and may be paid by check made to the order of Intec Pharma or by bank wire transfer in immediately available funds to such bank account as may be designated in writing by Intec Pharma from time to time. Whenever, for purposes of calculating the payments due under Section 4.5.1(a) (Royalty Rate), conversion from foreign currency will be required, all amounts will first be calculated in the currency of sale and then converted into U.S. Dollars by applying the rate of exchange generally used by “[***]” for financial reporting purposes.

4.5.6         Blocked Currency. In each country in the Territory where the local currency cannot be converted to U.S. Dollars and removed from the country, payments due under Section 4.5.1(a) (Royalty Rate) shall continue to be accrued in such country and Net Sales in such country shall continue to be reported. Intec Pharma can then choose to receive payment in local currency by deposit in a local bank or other depository designed in writing by Intec Pharma.

5.         CONFIDENTIALITY; PUBLICITY; PUBLICATION.

5.1         Confidentiality.

5.1.1         Confidentiality Obligations. Intec Pharma and “[***]” each recognizes that the other Party’s Confidential Information constitutes highly valuable assets of such other Party. Intec Pharma and “[***]” each agrees that, subject to Section 5.1.2 (Limited Disclosure), it will not disclose, and will cause its Affiliates and permitted sublicensees not to disclose, any Confidential Information of the other Party, and it will not use, and will cause its Affiliates and permitted sublicensees not to use, any Confidential Information of the other Party except as expressly permitted under this Agreement, provided that such obligations shall apply during the Term and for an additional five (5) years thereafter.

5.1.2         Limited Disclosure. Intec Pharma and “[***]” each agrees that disclosure or transfer of its Confidential Information may be made by the other Party to any employee, consultant or Affiliate of such other Party or Third Party subcontractor engaged by such other Party to enable such other Party to exercise its rights or to carry out its responsibilities under this Agreement, provided that any such disclosure or transfer shall only be made to Persons who are bound by written obligations as described in Section 5.1.3 (Employees and Consultants). In addition, Intec Pharma and “[***]” each agrees that the other Party may disclose its Confidential Information (a) to such other Party’s sublicensees as expressly permitted under this Agreement; (b) on a need-to-know basis to such other Party’s legal and financial advisors; (c) as reasonably necessary in connection with an actual or potential permitted sublicense of such other Party’s rights hereunder; (d) to any Third Party that is or may be engaged by a Party to perform services in connection with the Research Plan or the Commercialization or Manufacture of Collaboration Products in accordance with the terms of this Agreement as necessary to enable such Third Party to perform such services under customary obligations of confidentiality; and (e) for any other purpose with the other Party’s consent. In addition, each Party agrees that the other Party may disclose such Party’s Confidential Information (i) as reasonably necessary to file, prosecute or maintain Patent Rights, or to file, prosecute or defend litigation related to Patent Rights, in accordance with this Agreement; or (ii) as required by Applicable Laws, provided that, in the case of any disclosure under this clause (ii), the disclosing Party shall (1) if practicable, provide the other Party with reasonable advance notice of, and an opportunity to comment on, any such required disclosure and (2) if requested by the other Party, cooperate in all reasonable respects with the other Party’s efforts to obtain confidential treatment or a protective order with respect to any such disclosure, at the other Party’s expense. Each Party may disclose to potential acquirers and investors or to underwriters, placement agents or advisers in any such transaction, in each case, pursuant to obligations of confidentiality no less stringent than those set forth in this Article 5, the financial terms of this Agreement. With respect to any disclosure of this Agreement by Intec Pharma under this Section 5.1.2, Intec Pharma shall redact the definitions of the Product and the Field prior to such disclosure, unless required otherwise under Applicable Laws.

27

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

5.1.3         Employees and Consultants. Intec Pharma and “[***]” each hereby represents that all of its employees and consultants, and all of the employees and consultants of its Affiliates, who have access to Confidential Information of the other Party are or will, prior to their access, be bound by written obligations to maintain such Confidential Information in confidence. Each Party agrees to use, and to cause its Affiliates to use, reasonable efforts to enforce such obligations and to prohibit its employees and consultants from using such information except as expressly permitted under this Agreement. Each Party will be liable to the other for any disclosure or misuse by its employees and consultants of Confidential Information of the other Party.

5.2         Publicity. Neither Party shall issue a press or news release or make any similar public announcement related to this Agreement, or publish or make any public presentation related to this Agreement or its activities hereunder, without the prior written consent of the other Party, unless required by Applicable Laws, in which case the disclosing Party shall (a) provide the other Party with reasonable advance notice of, and an opportunity to comment on, any such required public announcement and (b) reasonably consider all comments provided by the other Party. Without limiting the foregoing, unless required by Applicable Laws, Intec Pharma shall not, without “[***]”’s prior written consent, make any press or news release or other public announcement that directly or indirectly identifies “[***]”, the Product, the Agreement “[***]”Technology or any specific activities conducted under the Research Plan.

5.3         Publications and Presentations. In the event “[***]” wishes to make a publication or public presentation related to this Agreement, “[***]” shall deliver to Intec Pharma a copy of the proposed written publication or an outline of the proposed oral presentation at least thirty (30) days (or, in the case of consulting or Third Party research agreements, such shorter period as required by the consulting or other research agreement) prior to submission for publication or presentation. Intec Pharma shall have the right to delay such proposed publication or presentation for up to sixty (60) days (or, in the case of consulting or Third Party research agreements, such shorter period as required by the consulting or other research agreement) in order to file patent applications protecting Intec Pharma’s rights in any information included in such proposed publication or presentation to the extent such filings are consistent with Section 7.1.1   (Intec Pharma Prosecution Rights), and Intec Pharma shall have the right to request the removal or redaction of any of its Confidential Information in any such proposed publication or presentation. Intec Pharma shall not make any publication or public presentation related to this Agreement or any activities hereunder, except for such publications or public presentations that (a) relate solely to the general applicability of the Accordion Pill System and (b) do not directly or indirectly identify “[***]”, the Product, the Agreement “[***]”Technology or any specific activities conducted under the Research Plan.

28

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

5.4         Prior Approved Publication. Notwithstanding Sections 5.2 (Publicity) and 5.3 (Publications and Presentations), either Party may include in a public disclosure or in a scientific or medical publication or presentation, without prior delivery to or approval by the other Party, any information which has previously been included in a public disclosure or scientific or medical publication that has been approved pursuant to Section 5.2 (Publicity) or reviewed pursuant to Section 5.3 (Publications and Presentations) or published or publicly disclosed by the other Party. A Party relying on this Section 5.4 shall bear the burden of establishing that information has previously been included in a public disclosure or scientific or medical publication that has been approved pursuant to Section 5.2 (Publicity) or approved by the other Party pursuant to Section 5.3 (Publications and Presentations) or published or publicly disclosed by the other Party.

6.         INTELLECTUAL PROPERTY RIGHTS

6.1         Intec Pharma Ownership. Intec Pharma shall have sole and exclusive ownership of all right, title and interest on a worldwide basis in and to (a) any and all Know-How that is developed, conceived or, in the case of patentable Know-How, Invented solely by Intec Pharma or any of its Affiliates (or a Third Party acting on any of their behalf) in the course of activities conducted pursuant to this Agreement (including the Research Plan), (b) any and all Patent Rights that claim the foregoing Know-How and (c) any and all General Accordion Pill Technology, excluding, in each case ((a) and (b)), any Agreement “[***]” Technology. “[***]”agrees to cooperate with Intec Pharma to execute assignment documents and other documents necessary to effectuate the intent of this Section 6.1. For the avoidance of doubt, Intec Pharma shall have sole and exclusive ownership of all right, title and interest on a worldwide basis in and to all Patent Rights and Know-How of Intec Pharma existing as of the Effective Date. Except for the license grants expressly set forth in this Agreement, nothing herein shall grant “[***]” any right, title or interest in or to any Patent Rights or Know-How of Intec Pharma existing as of the Effective Date.

6.2         “[***]” Ownership. “[***]” shall have sole and exclusive ownership of all right, title and interest on a worldwide basis in and to (a) any and all Know-How that is developed, conceived or, in the case of patentable Know-How, Invented solely by “[***]” or any of its Affiliates (or a Third Party acting on any of their behalf) in the course of activities conducted pursuant to this Agreement (including the Research Plan), (b) any and all Patent Rights that claim the foregoing Know-How and (c) any and all Agreement “[***]” Technology, excluding, in each case ((a) and (b)), any General Accordion Pill Technology. Intec Pharma agrees to cooperate with “[***]” to execute assignment documents and other documents necessary to effectuate the intent of this Section 6.2. For the avoidance of doubt, “[***]” shall have sole and exclusive ownership of all right, title and interest on a worldwide basis in and to all Patent Rights and Know-How of “[***]” existing as of the Effective Date. Except for the license grants expressly set forth in this Agreement, nothing herein shall grant Intec Pharma any right, title or interest in or to any Patent Rights or Know-How of “[***]” existing as of the Effective Date.

29

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

6.3         Joint Technology. Each Party shall promptly notify the Patent Coordinators in writing of any Joint Know-How arising out of such Party’s performance of activities pursuant to this Agreement. Each Party shall have joint ownership of all right, title and interest on a worldwide basis in and to any and all Joint Technology. The Parties will cooperate to execute assignment documents and other documents necessary to effectuate the intent of the foregoing. Subject to the rights and licenses granted to, and the obligations of, each Party under this Agreement (including the obligations of Intec Pharma under Section 9.4 (Exclusivity)), each Party is entitled to practice the Joint Technology for all purposes on a worldwide basis and to license its interest in the Joint Technology without consent of and without a duty of accounting to the other Party. Each Party will grant, and hereby does grant, all permissions, consents and waivers with respect to, and licenses under, the Joint Technology, throughout the world, necessary to provide the other Party with such rights of use and exploitation of the Joint Technology, and will execute documents as necessary to effectuate the intent of the foregoing.

6.4         Agreement “[***]” Technology. Intec Pharma shall promptly notify the Patent Coordinators in writing of any Agreement “[***]” Know-How arising out of Intec Pharma’s performance of activities pursuant to this Agreement. “[***]” shall have sole and exclusive ownership of, and Intec Pharma shall and hereby does assign to “[***]”, all right, title and interest on a worldwide basis in and to any and all Agreement “[***]” Technology. Intec Pharma will provide all cooperation which “[***]” reasonably determines is necessary to effectuate the intent of this Section 6.4, including executing and delivering further assignments, consents, releases and other commercially reasonable documentation, and providing good faith testimony by affidavit, declaration, deposition, in-person or other proper means and otherwise assisting “[***]” in support of any effort by “[***]” to establish, perfect, defend or enforce its rights in such Agreement “[***]” Technology through filing and prosecution of Agreement “[***]” Patent Rights, applications to extend patent term, interferences, oppositions, reexaminations, Inter Partes reviews, post grant reviews, regulatory proceedings, litigation or other means. Intec Pharma will obtain the cooperation of the individual inventors of any inventions disclosed in any Agreement “[***]” Patent Rights, including (a) obtaining signatures of such inventors on any patent applications or other documentation reasonably necessary to obtain patent protection for such inventions and (b) procuring (at “[***]”’s expense) such inventors’ good faith testimony by affidavit, declaration, deposition in-person or other proper means in support of “[***]”’s efforts in establishing, perfecting, defending or enforcing patent rights to such inventions. To the extent Intec Pharma does not execute any assignment of the Agreement “[***]” Technology reasonably requested by “[***]” within thirty (30) business days of the delivery of such assignment to Intec Pharma, then Intec Pharma hereby irrevocably appoints “[***]” as its attorney-in-fact with the right, authority and ability to execute and enter into such assignment on behalf of Intec Pharma. Intec Pharma stipulates and agrees that such appointment is a right coupled with an interest and will survive the unavailability of Intec Pharma at any future time.

30

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

6.5         Patent Coordinators. No later than thirty (30) days after the Effective Date, “[***]” and Intec Pharma shall, by written notice to the other Party, each appoint a patent coordinator reasonably acceptable to the other Party (each, a “Patent Coordinator”) to serve as such Party’s primary liaison with the other Party on matters relating to patent filing, prosecution, maintenance and enforcement. Each Party may replace its Patent Coordinator at any time by notice in writing to the other Party.

6.6         No Other Rights. Except as expressly set forth in this Agreement, neither Party shall have any right, title or interest in or to, or any right to exploit or practice, the Know-How or Patent Rights of the other Party.

7.         FILING, PROSECUTION AND MAINTENANCE OF PATENT RIGHTS

7.1         Patent Filing, Prosecution and Maintenance.

7.1.1         Intec Pharma Prosecution Rights. As between the Parties, Intec Pharma, acting in good faith, at its sole expense and acting through patent counsel or agents of its choice, shall be solely responsible for the preparation, filing, prosecution and maintenance of the Intec Pharma Patent Rights. At Intec Pharma’s request, “[***]” shall cooperate with and assist Intec Pharma in all reasonable respects, in connection with Intec Pharma’s preparation, filing, prosecution (including review and comments regarding responses to office actions and/or official actions from worldwide patent offices) and maintenance of the Intec Pharma Patent Rights. Intec Pharma shall provide “[***]” with copies of all patent applications filed hereunder for any Intec Pharma Patent Rights that claim or Cover a Product, and other material submissions and correspondence with relevant patent offices, in sufficient time to allow for review and comment by “[***]” and provide “[***]” and its patent counsel with an opportunity to consult with Intec Pharma and its patent counsel regarding the filing and contents of any such patent application, submission or response. Intec Pharma shall consider in good faith and implement where possible the reasonable comments made by “[***]” with respect to any such patent application, submission or response.

7.1.2         “[***]” Prosecution Rights. “[***]”, at its sole expense and acting through patent counsel or agents of its choice, shall be solely responsible for the preparation, filing, prosecution and maintenance of the “[***]” Patent Rights and Agreement “[***]” Patent Rights. At “[***]”’s request, Intec Pharma shall cooperate with and assist “[***]” in all reasonable respects, in connection with “[***]”’s preparation, filing, prosecution (including review and comments regarding responses to office actions and/or official actions from worldwide patent offices) and maintenance of the “[***]” Patent Rights and Agreement “[***]” Patent Rights. “[***]” shall provide Intec Pharma with copies of all patent applications filed hereunder for any Agreement “[***]” Patent Rights, and other material submissions and correspondence with relevant patent offices, in sufficient time to allow for review and comment by Intec Pharma and provide Intec Pharma and its patent counsel with an opportunity to consult with “[***]” and its patent counsel regarding the filing and contents of any such patent application, submission or response. “[***]” shall consider in good faith and implement where possible the reasonable comments made by Intec Pharma with respect to any such patent application, submission or response.

31

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

7.1.3         Prosecution of Joint Patent Rights. The Patent Coordinators shall determine which Party shall be responsible for the preparation, filing, prosecution, maintenance and enforcement of the Joint Patent Rights. Each Party shall bear fifty percent (50%) of the costs incurred by the prosecuting Party with respect to the preparation, filing, prosecution and maintenance of the Joint Patent Rights; provided, however, that if either Party elects not to pay its share of such costs with respect to any Joint Patent Right in one or more countries, such Party shall so notify the other Party and the other Party shall have the right to prepare, file, prosecute and maintain such Joint Patent Right in such countries at its sole cost and expense. If a Party elects to prepare, file, prosecute and maintain a Joint Patent Right in such countries at its sole cost and expense in accordance with the immediately preceding sentence, then the other Party shall cooperate with such Party to transfer all patent activities relating to such Joint Patent Right in such countries to such Party (to the extent that such Party is not already in control of such activities), including by executing and filing of appropriate instruments to facilitate the transition of such patent activities, and shall assign all of its rights, title and interests in, to and under such Joint Patent Right to such Party. Upon assignment pursuant to the immediately preceding sentence, the assigned Patent Right shall cease to be a Joint Patent Right in such countries for purposes of this Agreement and shall be deemed to be a “[***]” Patent Right (if “[***]” is the assignee) or an Intec Pharma Patent Right (if Intec Pharma is the assignee).

7.1.4         Coordination of Patent Filings. The Parties, through the Patent Coordinators, shall coordinate as reasonably necessary or useful to achieve the greatest degree of patent coverage and to avoid creating potential issues in prosecution of the Agreement “[***]” Patent Rights, the applicable Intec Pharma Patent Rights (including the General Accordion Pill Patent Rights), the Joint Patent Rights and the “[***]” Patent Rights, including coordinating simultaneous filing dates to minimize creating prior art issues. For clarity, in the event that the Parties desire to prosecute any Patent Rights that claim Know-How that is both (a) generally applicable to pharmaceutical products and compounds and (b) specifically applicable to a Product, then the Parties shall coordinate through the Patent Coordinators to submit two separate filings covering the claims in each of clause (a) and clause (b) in a manner to ensure the greatest opportunity to have both patent applications filed and patents issued therefrom. The Patent Rights and underlying Know-How described in clause (a) shall constitute General Accordion Pill Patent Rights and General Accordion Pill Know-How, respectively, if such Patent Rights and underlying Know-How fall within the definitions of General Accordion Pill Patent Rights or General Accordion Pill Know-How, and the Patent Rights and underlying Know-How described in clause (b) shall constitute Agreement “[***]” Patent Rights and Agreement “[***]” Know-How, respectively, if such Patent Rights and underlying Know-How fall within the definitions of Agreement “[***]” Patent Rights or Agreement “[***]” Know-How.

32

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

7.2         Legal Actions.

7.2.1       Notice. In the event either Party becomes aware of any suspected infringement, unauthorized use or misappropriation of any Joint Technology, Intec Pharma Technology, “[***]” Technology or Agreement “[***]” Technology (each, an “Infringement”), such Party shall promptly notify the other Party and provide such other Party with all details and evidence of such Infringement of which it is aware (each, an “Infringement Notice”).

7.2.2       Third Party Infringement of Joint Technology. Unless otherwise determined by the Parties, in the event of an Infringement of Joint Technology, “[***]” shall have the sole right and option, but not the obligation, to address such Infringement by taking reasonable steps, which may include the institution of legal proceedings or other action, provided that, if “[***]” decides to bring an action to address such Infringement and such Infringement does not involve a Product, the Parties would jointly determine the strategy and course of action against such Infringement of Joint Technology, with “[***]” having final decision-making authority with respect to such strategy and course of action. All costs, including attorneys’ fees, relating to such legal proceedings or other action shall be borne by “[***]”.

7.2.3       Third Party Infringement of Intec Pharma Technology.

(a)         Right to Enforce During Option Exercise Period. Unless otherwise determined by the Parties, in the event that the Parties first become aware of an Infringement of Intec Pharma Technology during the Option Exercise Period, Intec Pharma shall have the sole right and option, but not the obligation, to address such Infringement by taking reasonable steps, which may include the institution of legal proceedings or other action. All costs, including attorneys’ fees, relating to such legal proceedings or other action shall be borne by Intec Pharma.

(b)         Right to Enforce During Commercial Period.

(i)         If, during the Commercial Period, the Parties first become aware of an Infringement of Intec Pharma Technology by infringers that are manufacturing or commercializing any Product, then, unless otherwise determined by the Parties, “[***]” shall have the first right and option, but not the obligation, to address any such Infringement by taking reasonable steps, which may include the institution of legal proceedings or other action. All costs, including attorneys’ fees, relating to such legal proceedings or other action shall be borne by “[***]”. If “[***]” does not take or initiate commercially reasonable steps to eliminate the Infringement within one hundred twenty (120) days from any Infringement Notice, then Intec Pharma shall have the right and option, but not the obligation, to do so at its own expense.

(ii)         If, during the Commercial Period, the Parties first become aware of an Infringement of Intec Pharma Technology by infringers that are not manufacturing or commercializing any Product, then, unless otherwise determined by the Parties, Intec Pharma shall have the sole right and option, but not the obligation, to address such Infringement by taking reasonable steps, which may include the institution of legal proceedings or other action. All costs, including attorneys’ fees, relating to such legal proceedings or other action shall be borne by Intec Pharma.

33

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

7.2.4       Third Party Infringement of “[***]” Technology or Agreement “[***]” Technology. In the event of an Infringement of “[***]” Technology or Agreement “[***]” Technology, “[***]” shall have the sole right and option, but not the obligation, to address such Infringement by taking reasonable steps, which may include the institution of legal proceedings or other action. All costs, including attorneys’ fees, relating to such legal proceedings or other action shall be borne by “[***]”.

7.2.5       Enforcement Procedures.

(a)         No Settlement. Neither Party shall settle any Infringement claim or proceeding under Section 7.2.2 (Third Party Infringement of Joint Technology) or Section 7.2.3 (Third Party Infringement of Intec Pharma Technology) without the prior written consent of the other Party, which consent shall not be unreasonably withheld, conditioned or delayed, provided that Intec Pharma may settle any Infringement claim or proceeding instituted by Intec Pharma under Section 7.2.3 (Third Party Infringement of Intec Pharma Technology) without the prior written consent of “[***]” unless either (a) such Infringement claim or proceeding is against an infringer that is manufacturing or commercializing any Product or (b) the settlement would admit the invalidity or unenforceability of any Intec Pharma Patent Right.

(b)         Right to Representation. Each Party shall have the right to participate and be represented by counsel that it selects, in any legal proceedings or other action instituted under Section 7.2.2 (Third Party Infringement of Joint Technology), Section 7.2.3(b)(i) (Third Party Infringement of Intec Pharma Technology) or Section 7.2.4 (Third Party Infringement of “[***]” Technology or Agreement “[***]” Technology) (solely with respect to Third Party Infringement of Agreement “[***]” Technology) by the other Party. If a Party with the right to initiate legal proceedings with respect to an Infringement under Section 7.2.2 (Third Party Infringement of Joint Technology) or Section 7.2.3(b)(i) (Third Party Infringement of Intec Pharma Technology) lacks standing to do so and the other Party has standing to initiate such legal proceedings, then the Party with the right to initiate legal proceedings under Section 7.2.2 (Third Party Infringement of Joint Technology) or Section 7.2.3(b)(i) (Third Party Infringement of Intec Pharma Technology) may name the other Party as plaintiff in such legal proceedings or may require the other Party to initiate such legal proceedings at the expense of the Party with the right to initiate legal proceedings under Section 7.2.2 (Third Party Infringement of Joint Technology) or Section 7.2.3(b) (i) (Third Party Infringement of Intec Pharma Technology).

(c)         Allocation of Proceeds. Any amounts recovered by either Party pursuant to actions under Section 7.2.2 (Third Party Infringement of Joint Technology) or Section 7.2.3(b)(i) (Third Party Infringement of Intec Pharma Technology) with respect to an Infringement, whether by settlement or judgment, shall first be used to reimburse each Party for its reasonable legal fees incurred in connection with such action, including attorneys’ fees and disbursements, court costs and other litigation expenses (or, if such amounts are insufficient to fully reimburse such legal fees, pro rata in proportion to such fees incurred by each Party); any of the remaining amount that is based on sales of a product shall be treated as if it were Net Sales of “[***]”, with Intec Pharma receiving a royalty on such remaining amount pursuant to the terms of Section 4.5 (Payment of Royalties; Royalty Rate; Accounting and Records) and the balance being retained by the Party bringing the action.

34

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

(d)         Cooperation. In any action, suit or proceeding instituted under this Section 7.2, the Parties shall cooperate with and assist each other in all reasonable respects. Upon the request of the Party instituting such action, suit or proceeding, the other Party shall join such action, suit or proceeding and shall be represented using counsel of its own choice, at the requesting Party’s expense.

7.2.6         Defense of Claims. In the event that any action, suit or proceeding is brought against either Party, or any Affiliate or sublicensee of either Party, alleging infringement, unauthorized use or misappropriation of the Patent Rights or other intellectual property of a Third Party by reason of the Pre-Commercialization Activities, Manufacture or Commercialization of any Collaboration Product in the Field in the Territory, such Party shall notify the other Party within five (5) days of the earlier of (a) receipt of service of process in such action, suit or proceeding; or (b) the date such Party becomes aware that such action, suit or proceeding has been instituted, and the Parties shall meet as soon as possible to discuss the overall strategy for defense of such matter. Subject to Article 10 (Indemnification and Insurance), each Party shall have the right to defend against actions brought against such Party. The Party against whom no action was brought or any of its Affiliates shall have the right to appoint separate counsel at its own expense in any such action, suit or proceeding, and the Parties shall cooperate with each other in all reasonable respects in any such action, suit or proceeding. Each Party shall promptly furnish the other Party with a copy of each communication relating to the alleged Infringement that is received by such Party, including all documents filed in any litigation. In no event shall either Party settle or otherwise resolve any such action, suit or proceeding brought against the other Party or any of its Affiliates or sublicensees without the other Party’s prior written consent. Notwithstanding the foregoing, if a Party seeks recovery in respect of such action, suit or proceeding pursuant to Article 10 (Indemnification), then the terms of Section 10.3 (Conditions to Indemnification) shall apply to the defense of such action, suit or proceeding.

8.         TERM AND TERMINATION; ADDITIONAL OBLIGATIONS

8.1         Term. This Agreement shall commence on the Effective Date and, unless earlier terminated pursuant to Section 8.2 (Termination), shall continue in full force and effect until the expiration of the Royalty Term in all countries of the Territory (the “Term”); provided, however, that the provisions of Article 3 (Commercial Period) shall not become effective until the Option Exercise Date.

8.2         Termination.

8.2.1         Termination During Research Period; Termination for Failure to Exercise Option. This Agreement shall terminate automatically as set forth in Section 2.3.2(a) (Performance of the Research) if “[***]” does not deliver a PART B Election Notice to Intec Pharma within the time period set forth in Section 2.3.2(a) (Performance of the Research). “[***]” shall have the right to immediately terminate this Agreement as set forth in Section 2.3.2(b) (Performance of the Research) upon written notice to Intec Pharma for any Failure of PART B Deliverables. This Agreement shall terminate automatically as set forth in Section 2.4.3 (Effect of Failure to Exercise Option) if “[***]” does not deliver an Option Exercise Notice to Intec Pharma within the Option Exercise Period.

35

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

8.2.2       Termination by “[***]” for Convenience. After the earlier of (a) receipt of the PART A Deliverables or (b) “[***]” from the Effective Date, “[***]” may terminate this Agreement for any or for no reason by providing written notice to Intec Pharma not less than sixty (60) days prior to the date of such termination.

8.2.3       Termination for Cause. Except as set forth herein, either Party may terminate this Agreement, effective immediately upon written notice to the other Party, for (a) any failure by the other Party to make any payment required hereunder that is not cured within forty-five (45) days after the non-breaching Party first gives written notice to the other Party of such breach and its intent to terminate this Agreement if such breach is not cured within such forty-five (45)-day period or (b) any material breach by the other Party of any other term of this Agreement (including, without limitation, the terms of Section 9.4 (Exclusivity)) that remains uncured ninety (90) days after the non-breaching Party first gives written notice to the other Party of such breach and its intent to terminate this Agreement if such breach is not cured within such ninety (90)-day period; provided, however, that in the event the other Party disputes the existence of such breach and initiates dispute resolution proceedings in accordance with Section 11.2.3 (Dispute Resolution), then such forty five (45)-day or ninety (90)-day cure period, as applicable, shall be tolled during pendency of such dispute resolution proceedings. Any act or omission by a Sublicensee with respect to activities under this Agreement that would have constituted a material breach of Article 5 (Confidentiality; Publicity; Publication) or Article 6 (Intellectual Property Rights) of this Agreement by “[***]” had it been the act or omission of “[***]”, shall constitute a material breach of this Agreement, subject to the cure, dispute and termination rights set forth in this Section 8.2.3 with respect to material breach of this Agreement.

8.2.4       Termination for Insolvency. In the event that Intec Pharma makes an assignment for the benefit of creditors, appoints or suffers appointment of a receiver or trustee over all or substantially all of its property, files a petition under any bankruptcy or insolvency act or has any such petition filed against it which is not discharged within sixty (60) days of the filing thereof (each, an “Insolvency Event”), then “[***]” may terminate this Agreement effective immediately upon written notice to Intec Pharma. In the event of any termination by “[***]” pursuant to this Section 8.2.4:

(a)         All rights and licenses now or hereafter granted by Intec Pharma to “[***]” under or pursuant to this Agreement, including, for the avoidance of doubt, the licenses granted pursuant to Section 2.2.1 (License to “[***]”) and Section 3.2.1 (Licenses to “[***]”), are, for all purposes of Section 365(n) of the Bankruptcy Code, licenses of rights to “intellectual property” as defined in the Bankruptcy Code. Upon the occurrence of any Insolvency Event with respect to Intec Pharma, Intec Pharma agrees that “[***]”, as licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the Bankruptcy Code. Intec Pharma shall, during the term of this Agreement, create and maintain current copies or, if not amenable to copying, detailed descriptions or other appropriate embodiments, to the extent feasible, of all intellectual property licensed under this Agreement. Each Party acknowledges and agrees that “embodiments” of intellectual property within the meaning of Section 365(n) include, without limitation, laboratory notebooks, cell lines, product samples and inventory, research studies and data, all Regulatory Filings and Regulatory Approvals and rights of reference therein, the Intec Pharma Technology, the Joint Technology, the Agreement “[***]” Technology, and all information related to the Intec Pharma Technology, the Joint Technology and the Agreement “[***]” Technology. If (i) a case under the Bankruptcy Code is commenced by or against Intec Pharma, (ii) this Agreement is rejected as provided in the Bankruptcy Code, and (iii) “[***]” elects to retain its rights hereunder as provided in Section 365(n) of the Bankruptcy Code, Intec Pharma (in any capacity, including debtor-in-possession) and its successors and assigns (including a trustee) shall:

36

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

(i)          provide to “[***]” all such intellectual property (including all embodiments thereof) held by Intec Pharma and such successors and assigns, or otherwise available to them, immediately upon “[***]”’s written request. Whenever Intec Pharma or any of its successors or assigns provides to “[***]” any of the intellectual property licensed hereunder (or any embodiment thereof) pursuant to this Section 8.2.4(a)(i), “[***]” shall have the right to perform Intec Pharma’s obligations hereunder with respect to such intellectual property, but neither such provision nor such performance by “[***]” shall release Intec Pharma from liability resulting from rejection of the license or the failure to perform such obligations; and

(ii)         not interfere with “[***]”’s rights under this Agreement, or any agreement supplemental hereto, to such intellectual property (including such embodiments), including any right to obtain such intellectual property (or such embodiments) from another entity, to the extent provided in Section 365(n) of the Bankruptcy Code.

(b)          All rights, powers and remedies of “[***]” provided herein are in addition to and not in substitution for any and all other rights, powers and remedies now or hereafter existing at law or in equity (including the Bankruptcy Code) in the event of the commencement of a case under the Bankruptcy Code with respect to Intec Pharma. The Parties agree that they intend the following rights to extend to the maximum extent permitted by law, and to be enforceable under Bankruptcy Code Section 365(n):

(i)          the right of access to any intellectual property (including all embodiments thereof) of Intec Pharma, or any Third Party with whom Intec Pharma contracts to perform an obligation of Intec Pharma under this Agreement, and, in the case of any such Third Party, which is necessary for the Manufacture, use, sale, import or export of Products; and

(ii)         the right to contract directly with any Third Party to complete the contracted work.

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8.3         Consequences of Termination.

8.3.1      Termination During Research Period; Termination for Failure to Exercise Option. Without limiting any other legal or equitable remedies that either Party may have, if this Agreement is terminated pursuant to Section 8.2.1 (Termination During Research Period; Termination for Failure to Exercise Option), then (a) each Party hereby grants to the other Party a non-exclusive, royalty-free, fully paid, perpetual, irrevocable, worldwide license, with the right to grant sublicenses through multiple tiers, under the Joint Technology to research, develop, manufacture, formulate, test, supply, offer for sale, sell or commercialize any product, subject to the provisions of Section 9.4 (Exclusivity) and (b) each Party shall promptly return or destroy all Confidential Information of the other Party in such Party or its Affiliates’ possession.

8.3.2      Termination by “[***]” for Convenience; Termination for Cause. Without limiting any other legal or equitable remedies that either Party may have, if this Agreement is terminated by “[***]” pursuant to Section 8.2.2 (Termination by “[***]” for Convenience) or by either Party pursuant to Section 8.2.3 (Termination for Cause), then:

(a)          all license grants in this Agreement from either Party to the other shall immediately terminate, except for those licenses that have become perpetual licenses on or prior to the date of such termination in accordance with Section 4.5.1(e) (Fully Paid-Up, Royalty-Free License);

(b)          each Party shall promptly return or destroy all Confidential Information of the other Party in such Party or its Affiliates’ possession;

(c)          each Party shall promptly pay any amounts owed to the other Party as of the effective date of such termination; and

(d)          solely in the event that this Agreement is terminated by “[***]” pursuant to Section 8.2.3 (Termination for Cause) or Section 8.2.4 (Termination for Insolvency), Intec Pharma hereby grants to “[***]” a non-exclusive, royalty-bearing, perpetual, irrevocable, worldwide license, with the right to grant sublicenses through multiple tiers, under the Intec Pharma Technology and Intec Pharma’s interest in the Joint Technology to conduct Pre-Commercialization Activities for, Manufacture and Commercialize any Product. The consideration payable to Intec Pharma on account of such non-exclusive license shall be 100% of the consideration payable under Article 4 (Payments) in the event that this Agreement is terminated by “[***]” pursuant to Section 8.2.4 (Termination for Insolvency), and 50% of the consideration payable under Article 4 (Payments) in the event that this Agreement is terminated by “[***]” pursuant to Section 8.2.3 (Termination for Cause).

(e)          solely in the event that this Agreement is terminated by “[***]” pursuant to Section 8.2.2 (Termination by “[***]” for Convenience), “[***]” hereby grants to the Intec Pharma a non-exclusive, royalty-free, fully paid, perpetual, irrevocable, worldwide license, with the right to grant sublicenses through multiple tiers, under the Joint Technology to research, develop, manufacture, formulate, test, supply, offer for sale, sell or commercialize any product, subject to the provisions of Section 9.4 (Exclusivity).

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(f)          solely in the event that this Agreement is terminated by Intec Pharma pursuant to Section 8.2.3 (Termination for Cause), “[***]” hereby grants to Intec Pharma a non-exclusive, royalty-free, fully paid, perpetual, irrevocable, worldwide license, with the right to grant sublicenses through multiple tiers, under the Joint Technology to research, develop, manufacture, formulate, test, supply, offer for sale, sell or commercialize any product subject to the provisions of Section 9.4 (Exclusivity).

8.3.3      Termination by “[***]” during the Research Period. Without limitation of any of the foregoing, if “[***]” terminates this Agreement after completion of PART A of the Research Plan, but prior to completion of PART B of the Research Plan for any reason other than for cause in accordance with Section 8.2.3 (Termination for Cause), then, “[***]” shall reimburse all reasonable out-of-pocket costs incurred (including non-cancellable obligations) by Intec Pharma in performance of PART B of the Research Plan through the date that “[***]” notifies Intec Pharma of its intent to terminate this Agreement, provided, however, that “[***]” shall have no obligation to reimburse Intec Pharma for any such out-of-pocket costs that exceed $“[***]”.

8.3.4      Survival of Sublicenses. In the event of termination of the license granted to “[***]” hereunder for any reason, any existing Sublicensee of “[***]” that is not then in material breach of its sublicense agreement shall be able to retain its license and become a direct licensee of Intec Pharma of the same scope in any such sublicense, if such Sublicensee provides to Intec Pharma written acknowledgment of its acceptance of the following terms: (a) Intec Pharma’s obligations to such Sublicensee shall be no greater than Intec Pharma’s obligations to “[***]” under this Agreement and (b) such Sublicensee shall pay to Intec Pharma the higher of: (i) any consideration it would have paid to “[***]” under the sublicense agreement entered into by “[***]” and such Sublicensee, or (ii) the consideration payable by “[***]” to Intec Pharma hereunder.

8.4         Surviving Provisions. Termination or expiration of this Agreement for any reason shall be without prejudice to:

(a)          survival of rights specifically stated in this Agreement to survive, including as set forth in this Section 8.4;

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NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

(b)          the rights and obligations of the Parties provided in Article 1 (Definitions), Section 2.2.3 (Retained Rights), Section 2.6 (Sublicenses) (solely with respect to the survival of any sublicense agreements), Section 3.2.3 (Retained Rights), Section 3.5 (No Implied Obligations), Section 4.5.1(e) (Fully Paid-Up, Royalty-Free License) (solely to the extent that “[***]” has already been granted a perpetual license thereunder), Section 4.5.2 (Records; Audit Rights), Section 4.5.3 (Late Payments) through Section 4.5.6 (Blocked Currency) (in each case, solely with respect to any payments due and payable as of the effective date of termination), Article 5 (Confidentiality; Publicity; Publication), Section 6.1 (Intec Pharma Technology) through Section 6.4 (Agreement “[***]” Technology), Section 6.6 (No Other Rights), Article 7 (Filing, Prosecution and Maintenance of Patent Rights), Section 8.2.4 (Termination for Insolvency) (if applicable), Section 8.3 (Consequences of Termination), this Section 8.4 (Surviving Provisions), Section 9.4 (Exclusivity), Section 10.1 (Indemnification by “[***]”) through Section 10.3 (Conditions to Indemnification) (in each case, solely as to activities arising during the Term or as to any activities conducted in the course of a Party’s exercise of a license surviving the Term), Section 10.4 (Warranty Disclaimer), Section 10.5 (Limited Liability), Section 10.6 (Insurance) and Article 11 (Miscellaneous), including all other Sections or Articles referenced in any such Section or Article, all of which shall survive such termination except as provided in this Article 8; or

(c)          any other rights or remedies provided at law or in equity which either Party may otherwise have.

9.          REPRESENTATIONS AND WARRANTIES; COVENANTS

9.1         Mutual Representations and Warranties. “[***]” and Intec Pharma each represents and warrants to the other, as of the Effective Date, as follows:

9.1.1    Organization. It is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has all requisite power and authority, corporate or otherwise, to execute, deliver and perform this Agreement.

9.1.2    Authorization. The execution and delivery of this Agreement and the performance by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action and will not violate (a) such Party’s certificate of incorporation or bylaws; (b) any agreement, instrument or contractual obligation to which such Party is bound in any material respect; (c) any requirement of any Applicable Law; or (d) any order, writ, judgment, injunction, decree, determination or award of any court or governmental agency presently in effect applicable to such Party.

9.1.3    Binding Agreement. This Agreement is a legal, valid and binding obligation of such Party enforceable against it in accordance with its terms and conditions.

9.1.4    No Inconsistent Obligation. It is not under any obligation, contractual or otherwise, to any Person that conflicts with or is inconsistent in any respect with the terms of this Agreement or that would impede the diligent and complete fulfillment of its obligations hereunder.

9.2         Additional Representations, Warranties and Covenants of Intec Pharma. Intec Pharma further represents, warrants and covenants to “[***]”, as of the Effective Date, as follows:

9.2.1    Intec Pharma is the sole and exclusive owner of, or has a valid right to use, the Intec Pharma Technology in existence on the Effective Date;

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9.2.2    to Intec Pharma’s knowledge, the Intec Pharma Patent Rights that are necessary to conduct Pre-Commercialization Activities for, Manufacture and Commercialize the Collaboration Products in the Territory are existing, valid and enforceable;

9.2.3    the list of inventors of each Intec Pharma Patent Right specified in the applicable patent or patent application is true, correct and complete;

9.2.4    there are no claims, judgments or settlements against Intec Pharma pending or, to Intec Pharma’s knowledge, threatened that invalidate or seek to invalidate the Intec Pharma Patent Rights;

9.2.5    to Intec Pharma’s knowledge, no claim or litigation has been brought or threatened by any Third Party alleging, and Intec Pharma is not aware of any reasonable basis for a claim alleging that the Intec Pharma Patent Rights are invalid or unenforceable;

9.2.6    Intec Pharma has not previously assigned, transferred, conveyed or otherwise encumbered its right, title and interest in the Intec Pharma Technology in any manner inconsistent with the terms of this Agreement;

9.2.7    Intec Pharma has not previously used the Intec Pharma Technology to formulate any Product;

9.2.8    there are no complaints filed in court or, to Intec Pharma’s knowledge, otherwise threatened, in each case pending relating to the Intec Pharma Technology which, if decided in a manner adverse to Intec Pharma, would materially affect Intec Pharma’s ability to practice the Intec Pharma Technology as contemplated by this Agreement;

9.2.9    there are no judgments or settlements, or pending settlement discussions, involving Intec Pharma or its Affiliate or to which they are a party, which would materially affect Intec Pharma’s ability to practice the Intec Pharma Technology as contemplated by this Agreement;

9.2.10   to Intec Pharma’s knowledge, the conception, development and reduction to practice of the Intec Pharma Technology used by Intec Pharma to formulate pharmaceutical products, as it exists on the Effective Date, have not constituted or involved misappropriation of Third Party Know-How;

9.2.11   to Intec Pharma’s knowledge without conducting a freedom to operate search, the Intec Pharma Technology used by Intec Pharma to formulate pharmaceutical products, as practiced by Intec Pharma on the Effective Date, does not infringe any Third Party Patent Rights;

9.2.12   Intec Pharma has obtained from all inventors of Intec Pharma Technology owned or purported to be owned by Intec Pharma (“Intec Pharma-Owned Technology”) valid and enforceable agreements assigning to Intec Pharma each such inventor’s entire right, title and

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interest in and to all such Intec Pharma-Owned Technology expressly waiving any rights such inventors may have had to compensation or royalties in respect of any inventions arising as consequence of service to Intec Pharma, including but not limited to service inventions under Section 134 of the Israeli Patents Law. Intec Pharma covenants that it shall obtain valid and enforceable agreements and waivers as set forth in this Section 9.2.12 from all Persons involved in any activities hereunder that may lead to the creation or development of any Intec Pharma-Owned Technology, Joint Technology or Agreement “[***]” Technology (other than Persons acting on behalf of “[***]”). Intec Pharma shall be responsible for and shall pay any and all compensation or royalties owed to Persons in respect of any inventions arising as consequence of service to Intec Pharma, including but not limited to service inventions under Section 134 of the Israeli Patents Law;

9.2.13    no funding, facilities, assets or resources of any government or government-affiliated entity or any university, college, hospital, other educational institution or research center or Third Parties was used or will be used in the development of any Intec Pharma-Owned Technology, Joint Technology or Agreement “[***]” Technology, in a manner that would contradict, limit or otherwise adversely affect the rights granted to “[***]” hereunder or provide basis for third party claims against “[***]”. No current or former employee, consultant or independent contractor of Intec Pharma that was or will be involved in, or that contributed to or will contribute to, the creation or development of any Intec Pharma-Owned Technology, or that will be involved in any activities hereunder that may lead to the creation or development of any Joint Technology or Agreement “[***]” Technology, has performed or will perform services for a government, university, college, hospital or other educational institution or research center concurrently with such employee’s, consultant’s or independent contractor’s performance of services for Intec Pharma, in a manner that would contradict, limit or otherwise adversely affect the rights granted to “[***]” hereunder or provide basis for third party claims against “[***]”. Intec Pharma covenants that it shall not use any funding, facilities, assets or resources of any government or government-affiliated entity, university, college, hospital, other educational institution or research center or Third Parties in connection with activities hereunder; and

9.2.14    neither Intec Pharma nor any of its Affiliates or personnel has been debarred or is subject to conviction by the FDA pursuant to Section 306 of the FD&C Act (or subject to a similar sanction of any other Regulatory Authority). Intec Pharma shall not use, in any capacity in connection with the performance of its obligations under this Agreement, any Person that has been debarred pursuant to Section 306 of the FD&C Act, or that is the subject of a conviction described in such section. Intec Pharma agrees to inform “[***]” in writing immediately if it or if it becomes aware that any Person that is performing activities pursuant to this Agreement is debarred or is subject to debarment or is the subject of a conviction described in Section 306, or if any action, suit, claim, investigation or legal or administrative proceeding is pending or, to the best of the Intec Pharma’s knowledge, is threatened, relating to the debarment or conviction of Intec Pharma or any Person or entity used in any capacity by Intec Pharma or any of its Affiliates in connection with the performance of its obligations under this Agreement.

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9.2.15    Intec Pharma and its Affiliates shall, and shall cause its Affiliates and its subcontractors and distributors to, in all respects comply with all Applicable Law in the course of performing obligations under this Agreement, including to the extent applicable, the Foreign Corrupt Practices Act of 1977, as amended (“FCPA”) and the UK Bribery Act 2010, Chapter 23, as amended (“UK Bribery Act”); the FD&C Act; the Public Health Service Act, as amended; the Prescription Drug Marketing Act of 1987, as amended; Federal Health Care Program Anti-Kickback Law (42 U.S.C. §§ 1320a-7b), as amended; the Health Insurance Portability and Accountability Act of 1996, as amended; the FDA Guidance for Industry-Supported Scientific and Educational Activities; and all federal, state and local “fraud and abuse,” consumer protection and false claims statutes and regulations, including the Medicare and State Health Programs Anti-Fraud and Abuse Amendments of the Social Security Act and the “Safe Harbor Regulations” found at 42 C.F.R. §1001.952 et seq.; the Office of the Inspector General’s Compliance Guidance Program, the Pharmaceutical Research and Manufacturers of America Code on Interactions with Healthcare Professionals, as hereafter amended from time to time; the standards set forth by the Accreditation Council for Continuing Medical Education relating to educating the medical community in the Territory; 42 U.S.C. 1320a-7h and its implementing regulations (also known as the National Physician Payment Transparency Program and the Open Payments Program) (“Sunshine Act”); and all foreign equivalents in the Territory of any of the foregoing; provided that with respect to the Sunshine Act, each Party shall be responsible for reporting relating to payments or other transfers of value actually made by such Party, and each Party shall use commercially reasonable efforts to cooperate with the other Party to coordinate such disclosure. Intec Pharma and its Affiliates shall promptly notify “[***]” in writing with respect to any material non-compliance with any Applicable Law relating to this Agreement or its obligations hereunder.

9.3         Limitation on Representations and Warranties of Intec Pharma. Other than as expressly set forth in Section 9.2 (Additional Representations and Covenants of Intec Pharma), Intec Pharma makes no representation or warranty that the use of the Intec Pharma Technology as contemplated herein, or that making, having made, using, selling or importing of any Collaboration Product will not infringe any patent or other proprietary right of any Third Party.

9.4         Exclusivity. During the period beginning on the Effective Date and ending on (a) if “[***]” does not exercise the Option, the date that is “[***]” after the end of the Option Exercise Period; or (b) if “[***]” exercises the Option, the later of (i) the “[***]” or (ii) the last day of the Term, Intec Pharma and its Affiliates shall not, directly or indirectly, and shall not collaborate with, license or otherwise authorize any Third Party to, research, develop, manufacture, formulate, test, supply, offer for sale, sell or commercialize any Product in the Exclusivity Field. If Intec Pharma breaches this Section 9.4, then, in addition to any other remedies available in equity or at law, Intec Pharma shall assign, and hereby does assign, to “[***]”, any and all Know-How, including all pre-clinical and clinical data and regulatory filings, and Patent Rights that are developed, conceived or Invented by Intec Pharma, any Third Party or any Affiliate of Intec Pharma or Third Party, in the course of performing the activities that constitute a breach of this Section 9.4, and Intec Pharma shall execute assignment

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documents and other documents necessary to perfect any and all of “[***]”’s rights, title and interests in and to such Intec Pharma Technology.

10.         INDEMNIFICATION AND INSURANCE

10.1       Indemnification by “[***]”. “[***]” shall indemnify, defend and hold harmless Intec Pharma, its Affiliates, their respective directors, officers, employees and agents, and their respective successors, heirs and assigns (collectively, the “Intec Pharma Indemnitees”), from and against all costs, fees, damage, loss, liability, expense or judgment (including attorneys’ fees and expenses of litigation if assessed against the indemnified Party by a court of competent jurisdiction) (collectively “Losses”) incurred by or imposed upon the Intec Pharma Indemnitees, or any of them, as a direct result of any claim, demand or action brought by a Third Party (collectively, a “Claim”) arising out of or resulting from, directly or indirectly, (a) any material breach of, or inaccuracy in, any representation or warranty made by “[***]” in this Agreement, or any breach or violation of any covenant or agreement of “[***]”, its Affiliates or permitted Sublicensees in or pursuant to this Agreement or any permitted sublicense; (b) the Pre-Commercialization Activities, Manufacture or Commercialization by “[***]” or any of its Affiliates, Sublicensees, distributors or agents of any Collaboration Product; (c) the gross negligence or willful misconduct by or of “[***]”, its Affiliates, and their respective directors, officers, employees and agents, except: (i) with respect to any Claim or Losses that result from a breach of this Agreement by, or the gross negligence or willful misconduct of, Intec Pharma Indemnitees, or (ii) with respect to Losses or Claims attributable to bodily injuries that have been determined to result solely from the Accordion Pill System contained in any Collaboration Product.

10.2       Indemnification by Intec Pharma. Intec Pharma shall indemnify, hold harmless, and defend “[***]”, its Affiliates and their respective directors, officers, employees and agents, and their respective successors, heirs and assigns (collectively, the ““[***]” Indemnitees”) from and against any and all Losses arising out of or resulting from, directly or indirectly, (a) any material breach of, or inaccuracy in, any representation or warranty made by Intec Pharma in this Agreement, or any breach or violation of any covenant or agreement of Intec Pharma in or pursuant to this Agreement; (b) the Pre-Commercialization Activities or Manufacture by Intec Pharma or any of its Affiliates, sublicensees, distributors or agents of any Collaboration Product; or (c) the gross negligence or willful misconduct by or of Intec Pharma, its Affiliates, and their respective directors, officers, employees and agents, except: (i) with respect to any Claim or Losses that result from a breach of this Agreement by, or the gross negligence or willful misconduct of, “[***]” Indemnitees, or (ii) with respect to Losses or Claims attributable to bodily injuries that have been determined to result solely from components other than the Accordion Pill System contained in any Collaboration Product.

10.3       Conditions to Indemnification. A Person seeking recovery under this Article 10 (the “Indemnified Party”) in respect of a Claim shall give prompt notice of such Claim to the other Party (the “Indemnifying Party”) and, provided that the Indemnifying Party is not contesting its obligation under this Article 10, shall permit the Indemnifying Party to control any litigation relating to such Claim and the disposition of such Claim, provided that the Indemnifying Party shall (a) act reasonably and in good faith with respect to all matters relating to the settlement or disposition of such Claim as the settlement or disposition relates to such Indemnified Party and (b) not settle or otherwise resolve such Claim without the prior written consent of such Indemnified Party (which consent shall not be unreasonably withheld, conditioned or delayed). Each Indemnified Party shall cooperate with the Indemnifying Party in its defense of any such Claim in all reasonable respects and shall have the right to be present in person or through counsel at all legal proceedings with respect to such Claim.

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10.4       Warranty Disclaimer. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY WARRANTY WITH RESPECT TO ANY TECHNOLOGY, GOODS, SERVICES, RIGHTS OR OTHER SUBJECT MATTER OF THIS AGREEMENT AND EACH PARTY HEREBY DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT. NOTHING CONTAINED IN THIS AGREEMENT SHALL BE CONSTRUED AS A WARRANTY, EITHER EXPRESS OR IMPLIED, ON THE PART OF EITHER PARTY THAT (A) THE PRE-COMMERCIALIZATION ACTIVITIES WILL YIELD A COLLABORATION PRODUCT OR OTHERWISE BE SUCCESSFUL OR MEET ITS GOALS, TIME LINES OR BUDGETS, OR (B) THE OUTCOME OF THE PRE-COMMERCIALIZATION ACTIVITIES WILL BE COMMERCIALLY EXPLOITABLE IN ANY RESPECT.

10.5       Limited Liability.

(a)          NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY OR ANY OF ITS AFFILIATES FOR (I) ANY SPECIAL, PUNITIVE, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING, WITHOUT LIMITATION, LOST PROFITS OR LOST REVENUES, OR (II) COST OF PROCUREMENT OF SUBSTITUTE GOODS, TECHNOLOGY OR SERVICES, WHETHER UNDER ANY CONTRACT, WARRANTY, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY), IN EACH CASE (I) AND (II), EXCEPT AS A RESULT OF SUCH PARTY’S BREACH OF ARTICLE 5 (CONFIDENTIALITY; PUBLICITY; PUBLICATION), OR, IN THE CASE OF INTEC PHARMA AS THE BREACHING PARTY, SECTION 9.4 (EXCLUSIVITY) OR THE REPRESENTATIONS AND WARRANTIES SET FORTH IN SECTION 9.2.13. FOR CLARITY, NOTHING IN THIS SECTION 10.5(a) IS INTENDED TO LIMIT OR RESTRICT EITHER PARTY’S INDEMNIFICATION OBLIGATIONS, WITH RESPECT TO THIRD PARTY CLAIMS ONLY, AS SET FORTH IN SECTION 10.1 (INDEMNIFICATION BY “[***]”) OR SECTION 10.2 (INDEMNIFICATION BY INTEC PHARMA).

(b)          NOTWITHSTANDING ANYTHING TO THE CONTRARY, EXCEPT WITH RESPECT TO THE INTENTIONAL MISCONDUCT OR FRAUD OF INTEC PHARMA INDEMNITEES, INTEC PHARMA’S LIABILITY FOR DIRECT DAMAGES TO “[***]” SHALL NOT EXCEED THE AGGREGATE AMOUNTS RECEIVED BY INTEC PHARMA UNDER THIS AGREEMENT. FOR CLARITY, NOTHING IN THIS SECTION 10.5(b) IS INTENDED TO LIMIT OR RESTRICT INTEC PHARMA’S INDEMNIFICATION OBLIGATIONS, WITH RESPECT TO THIRD PARTY CLAIMS ONLY, AS SET FORTH IN SECTION 10.2 (INDEMNIFICATION BY INTEC PHARMA).

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10.6     Insurance. Without derogating from “[***]”’s liability under this Agreement or under Applicable Law, “[***]” shall, at its own expense, maintain insurance policies (including but not limited to, Clinical Trials Insurance, Comprehensive General liability including Product liability insurance) that is reasonably adequate to fulfill any potential obligation to Intec Pharma consistent with industry standards, during the period that any Product is being tested in clinical trials prior to commercial sale and during the period that any Product is being commercially distributed or sold. Such insurance shall be in reasonable amounts and on reasonable terms in the circumstances, having regard, in particular, to the nature of the Products, and shall be subscribed for from a reputable insurance company. Such insurance policies shall include Intec Pharma as an additional insured during the Term. “[***]” will be obliged to notify Intec Pharma in writing at least thirty (30) days in advance of the expiry or cancellation of the policy or policies. “[***]” hereby undertakes to comply with all obligations imposed upon it under such policies and in particular, without limiting the generality of the foregoing, to pay in full and punctually all premiums and other payments for which it is liable pursuant to such policy or policies. Upon Intec Pharma’s request, “[***]” shall provide Intec Pharma with written evidence of such insurances. “[***]” shall maintain, at its own expense, liability insurances as set forth in this section, beyond the expiration or termination of this Agreement as long as a Collaboration Product is being commercially distributed or sold by “[***]”, its Affiliates or Sublicensees, and thereafter as required by Applicable Law. To avoid any doubt, only “[***]” will bear all deductibles and premiums for such policies. Notwithstanding anything to the contrary, “[***]” may self-insure to the extent that it self-insures for other products to satisfy all or a portion of its obligations under this Section 10.6.

11.      MISCELLANEOUS

11.1       Notices.   All notices and communications shall be in writing and delivered personally or by internationally-recognized overnight express courier providing evidence of delivery or mailed via certified mail, return receipt requested, addressed as follows, or to such other address as may be designated from time to time:

If to Intec Pharma:	Intec Pharma Ltd.
12 Hartom St., P.O.B 45219, Jerusalem 91450
ISRAEL
Tel: 972-2-586-4657
Fax: 972-2-586-9176
Attention: Mr. Zeev Weiss, CEO

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With a copy to (which will not constitute notice):	Horn & Co. Law Offices Amot Investments Tower, 2 Weizmann St., 24th Floor Tel-Aviv 6423902 ISRAEL Tel: 972-3-6378200 Fax: 972-3-6378201 Attention: Adv. Yuval Horn

If to “[***]”:	“[***]”
“[***]” MA “[***]”
USA
“[***]”
“[***]”

With copies to:	and

Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199-3600
USA
Attention: Marc Rubenstein
Tel: (617) 951-7826
Fax: (617) 235-0706

Except as otherwise expressly provided in this Agreement or mutually agreed in writing, any notice, communication or document (excluding payment) required to be given or made shall be deemed given or made and effective upon actual receipt or, if earlier, (a) three (3) Business Days after deposit with an internationally-recognized overnight express courier with charges prepaid; or (b) five (5) Business Days after mailed by certified, registered or regular mail, postage prepaid, in each case addressed to a Party at its address stated above or to such other address as such Party may designate by written notice given in accordance with this Section 11.1.

11.2      Governing Law; Jurisdiction; Dispute Resolution.

11.2.1    Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the application of principles of conflicts of law.

11.2.2    Jurisdiction. Subject to Section 11.2.3 (Dispute Resolution), each Party (a) irrevocably submits to the exclusive jurisdiction of the federal and state courts of the State of New York, with respect to actions or proceedings arising in whole or in part out of, related to, based upon or in connection with this Agreement or the subject matter hereof; (b) agrees that all claims in respect of such actions or proceedings may be heard and determined only in any such court; and (c) agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court. Each Party waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of the other Party with respect thereto.

47

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

11.2.3    Dispute Resolution. In the event of a dispute arising out of or relating to this Agreement, either Party shall provide written notice of the dispute to the other Party, in which event the dispute shall be referred to the executive officers designated below or their successors, for attempted resolution by good faith negotiations within thirty (30) days after such notice is received. Said designated officers are initially as follows:

For Intec Pharma:	Mr. Zeev Weiss, CEO (or Intec Pharma’s
designee)

For “[***]”:	“[***]”

or his/her designee

In the event the designated executive officers do not resolve such dispute within the allotted thirty (30) days, either Party may, after the expiration of the thirty (30) day period, seek to resolve the dispute through the courts in accordance with Section 11.2.2 (Jurisdiction).

11.3       Binding Effect; Non-Exclusive Remedies. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective legal representatives, successors and permitted assigns. Except as otherwise explicitly set forth herein, all rights, powers and remedies of each Party provided herein are in addition to and not in substitution for any and all other rights, powers and remedies now or hereafter existing at law or in equity.

11.4       Headings. Section and subsection headings are inserted for convenience of reference only and do not form a part of this Agreement.

11.5       Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original and both of which, together, shall constitute a single agreement. An executed signature page of this Agreement delivered by facsimile transmission shall be as effective as an original executed signature page.

11.6       Amendment; Waiver. This Agreement may be amended, modified, superseded or canceled, and any of the terms of this Agreement may be waived, only by a written instrument executed by each Party or, in the case of waiver, by the Party or Parties waiving compliance. The delay or failure of either Party at any time or times to require performance of any provisions shall in no manner affect the rights at a later time to enforce the same. No waiver by either Party of any condition or of the breach of any term contained in this Agreement, whether by conduct, or otherwise, in any one or more instances, shall be deemed to be, or considered as, a further or continuing waiver of any such condition or of the breach of such term or any other term of this Agreement.

48

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

11.7       No Third Party Beneficiaries.  Except as set forth in Sections 10.1 (Indemnification by “[***]”) and 10.2 (Indemnification by Intec Pharma), no Third Party (including employees of either Party) shall have or acquire any rights by reason of this Agreement.

11.8       Purposes and Scope. Nothing in this Agreement shall be construed (a) to create or imply a general partnership between the Parties; (b) to make either Party the agent of the other for any purpose; (c) to alter, amend, supersede or vitiate any other arrangements between the Parties with respect to any subject matters not covered hereunder; (d) to give either Party the right to bind the other; (e) to create any duties or obligations between the Parties except as expressly set forth herein; or (f) to grant any direct or implied licenses or any other right other than as expressly set forth herein.

11.9       Assignment and Successors. Neither this Agreement nor any obligation of a Party hereunder may be assigned by either Party without the consent of the other which shall not be unreasonably withheld, except that each Party may assign this Agreement and the rights, obligations and interests of such Party, without the consent of the other Party, (i) in whole or in part, to any of its Affiliates, or (ii) in whole, but not in part, to any purchaser of all of its assets or all of its assets to which this Agreement relates or shares representing a majority of its common stock voting rights or to any successor corporation resulting from any merger, consolidation, share exchange or other similar transaction.

11.10     Force Majeure. Neither Intec Pharma nor “[***]” shall be liable for failure of or delay in performing obligations set forth in this Agreement, and neither shall be deemed in breach of its obligations, if such failure or delay is due to a Force Majeure. In event of such Force Majeure, the Party affected shall use reasonable efforts to cure or overcome the same and resume performance of its obligations hereunder.

11.11     Interpretation. The Parties hereto acknowledge and agree that: (a) each Party and its counsel reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; (b) the rule of construction to the effect that any ambiguities are resolved against the drafting Party shall not be employed in the interpretation of this Agreement; and (c) the terms and provisions of this Agreement shall be construed fairly as to each Party and not in a favor of or against either Party, regardless of which Party was generally responsible for the preparation of this Agreement. In addition, unless a context otherwise requires, wherever used, (i) the singular shall include the plural, the plural the singular; (ii) the use of any gender shall be applicable to all genders; (iii) the word “or” is used in the inclusive sense (and/or); (iv) the word “including” is used without limitation and shall mean “including without limitation”; (v) all amounts set forth in this Agreement are expressed in United States Dollars; and (vi) the terms ““[***]”” and “Intec Pharma” shall be deemed to include such Party’s respective current and future Affiliates.

49

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

11.12     Integration; Severability. This Agreement sets forth the entire agreement with respect to the subject matter hereof and supersedes all other agreements and understandings between the Parties with respect to such subject matter. If any provision of this Agreement is or becomes invalid or illegal or is ruled invalid or illegal by any court of competent jurisdiction or is deemed unenforceable, it is the intention of the Parties that (a) the remainder of the Agreement shall not be affected and (b) the Parties shall substitute, by mutual agreement in good faith, valid provisions for such invalid, illegal or unenforceable provisions, which valid provisions accomplish, as nearly as possible, the original intention of the Parties with respect thereto.

11.13     Further Assurances. Each of “[***]” and Intec Pharma agrees to duly execute and deliver, or cause to be duly executed and delivered, such further instruments and do and cause to be done such further acts and things, including, without limitation, the filing of such additional assignments, agreements, documents and instruments, as the other Party may at any time and from time to time reasonably request in connection with this Agreement or to carry out more effectively the provisions and purposes of, or to better assure and confirm unto such other Party its rights and remedies under, this Agreement.

[Remainder of page intentionally left blank.]

50

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives.

INTEC PHARMA LTD.

By:	/s/ Zeev Weiss

Name:	Zeev Weiss

Title:	CEO

“[***]”

By:

Name:

Title:

[Signature page to Research, Option and License Agreement]

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

Exhibit A

Research Plan

“[***]”

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

Exhibit B

Intec Pharma Patents

1.Patent	Yissum Research Development Company of the Hebrew University of Jerusalem Gastroretentive Controlled Release Pharmaceutical Dosage Forms -(Client Case:IN-1-IL) - (0047465)

Country	App. No.	Our Ref.	Filed	Patent No./ Publication No.	Grant Date/ Pub. Date	Next Renewal
Israel	149853	1634914	20/11/2000	149853	01/04/2007	20/11/2018
Patent Cooperation Treaty	PCT/IL00/00774	1635077	20/11/2000	WO 01/37812	31/05/2001
Australia	16477/01	1635101	20/11/2000	783062	05/01/2006	20/11/2015
Canada	2,392,361	1635119	20/11/2000	2,392,361	19/01/2010	20/11/2015
Japan	2001-539427	1635127	20/11/2000	4679020	10/02/2011	10/02/2015
United States of America	10/157,325	1635143	20/11/2000	6,685,962	03/02/2004	03/08/2015
South Africa	200204268	1635150	20/11/2000	2002/4268	26/11/2003	20/11/2015
European Patent Office	00978993.4	1635168	20/11/2000	1235557	27/07/2005
France	00978993.4	1635572	20/11/2000	1235557	27/07/2005	30/11/2015
Germany	00978993.4	1635580	20/11/2000	60021604	27/07/2005	30/11/2015
Spain	00978993.4	1635598	20/11/2000	1235557	27/07/2005	30/11/2015
Switzerland	00978993.4	1635606	20/11/2000	EP1235557	27/07/2005	30/11/2015
Ireland	00978993.4	1635630	20/11/2000	1235557	27/07/2005	30/11/2015
Italy	00978993.4	1635648	20/11/2000	1235557	27/07/2005	30/11/2015

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

1.Patent	Yissum Research Development Company of the Hebrew University of Jerusalem Gastroretentive Controlled Release Pharmaceutical Dosage Forms -(Client Case:IN-1-IL) - (0047465)

Country	App. No.	Our Ref.	Filed	Patent No./ Publication No.	Grant Date/ Pub. Date	Next Renewal
United Kingdom	00978993.4	1635655	20/11/2000	1235557	27/07/2005	30/11/2015

2.Patent	Intec Pharma Ltd.
Method and Apparatus for Forming Delivery Devices for Oral Intake of an Agent -(Client Case:IN-3-USP) - (0047512)

Country	App. No.	Our Ref.	Filed	Patent No./ Publication No.	Grant Date/ Pub. Date	Next Renewal
United States of America	60/759,554	1636661	18/01/2006
Patent Cooperation Treaty	IL2007/000070	1724418	18/01/2007	WO2007/083309	26/07/2007
European Patent Office	07700757.3	1853217	18/01/2007	1981465	22/10/2008	31/01/2015
Canada	2,637,655	1853225	18/01/2007			18/01/2015
Israel	192896	1853233	18/01/2007	192896	28/09/2013	18/01/2017
Japan	2008-550909	1853241	18/01/2007	5399715	01/11/2013	01/11/2016

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

United States of America	12/087,888	1853258	18/01/2007	8,298,574	30/10/2012	30/04/2016
United States of America	13/613,718	2181500	18/01/2007	8,753,678	17/06/2014	17/12/2017
United States of America	13/800,471	2214433	18/01/2007	8,609,136	17/12/2013	17/06/2017
Japan	2013-054912	2216375	18/01/2007	2013-129669	04/07/2013
Israel	226561	2228767	18/01/2007
Israel	226563	2229192	18/01/2007
Israel	226564	2229205	18/01/2007
United States of America	14/305,600	2275337	18/01/2007	US-2014-0360132	11/12/2014

3.Patent	Intec Pharma Ltd.
A Gastro-Retentive System for the Delivery of Macromolecules -(Client Case:IN-4-USP) -(0047513)

Country	App. No.	Our Ref.	Filed	Patent No./ Publication No.	Grant Date/ Pub. Date	Next Renewal
United States of America	60/773,316	1636679	15/02/2006
Patent Cooperation Treaty	IL2007/000212	1731967	15/02/2007	WO 2007/093999	23/08/2007

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

3.Patent	Intec Pharma Ltd.
A Gastro-Retentive System for the Delivery of Macromolecules -(Client Case:IN-4-USP) -(0047513)

Country	App. No.	Our Ref.	Filed	Patent No./ Publication No.	Grant Date/ Pub. Date	Next Renewal
European Patent Office	07713260.3	1859727	15/02/2007	1991210	19/11/2008	28/02/2015
Canada	2,642,479	1859735	15/02/2007	2,642,479	19/08/2014	15/02/2015
Israel	193450	1859743	15/02/2007
United States of America	12/223,965	1859750	15/02/2007	US-2009-0304768	10/12/2009

4.Patent	Intec Pharma Ltd.
Carbidopa/Lipodopa Gastroretentive Drug Delivery -(Client Case:IN-7-IL) -(060812)

Country	App. No.	Our Ref.	Filed	Patent No./ Publication No.	Grant Date/ Pub. Date	Next Renewal
Israel	208708	2051008	17/04/2009
United States of America	12/937,955	2144590	17/04/2009	8,771,730	08/07/2014	08/01/2018
Patent Cooperation Treaty	PCT/IB2009/005691	2153336	17/04/2009	WO 2009/144558
Canada	2,721,493	2153341	17/04/2009			17/04/2015
China	200980120103.9	2153353	17/04/2009	CN102149369A	10/08/2011

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

4.Patent	Intec Pharma Ltd.
Carbidopa/Lipodopa Gastroretentive Drug Delivery -(Client Case:IN-7-IL) -(060812)

Country	App. No.	Our Ref.	Filed	Patent No./ Publication No.	Grant Date/ Pub. Date	Next Renewal
European Patent Office	09754186.6	2153363	17/04/2009	2276473	26/01/2011	30/04/2015
India	7638/DELNP/2010	2153372	17/04/2009
Japan	2011-504573	2153395	17/04/2009
Japan		2330464
Republic of Korea	10-2010-7025481	2153405	17/04/2009
South Africa	2010/07797	2153411	17/04/2009	2010/07797	27/07/2011	17/04/2015
Hong Kong	11113197.1	2153823	17/04/2009	1158545	20/07/2012	17/04/2018
United States of America	14/322,436	2286884	17/04/2009	US-2014-0314842	23/10/2014
United States of America	14/322,460	2286894	17/04/2009	US-2015-0010624	08/01/2015

5.Patent	Intec Pharma Ltd.
ZALEPLON GASTRORETENTIVE DRUG DELIVERY SYSTEM -(Client Case:IN-8-IL) -(060811)

Country	App. No.	Our Ref.	Filed	Patent No./ Publication No.	Grant Date/ Pub. Date	Next Renewal
Israel	213376	2127779	19/10/2009

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

5.Patent	Intec Pharma Ltd.
ZALEPLON GASTRORETENTIVE DRUG DELIVERY SYSTEM -(Client Case:IN-8-IL) -(060811)

Country	App. No.	Our Ref.	Filed	Patent No./ Publication No.	Grant Date/ Pub. Date	Next Renewal
Patent Cooperation Treaty	PCT/IB2009/007731	2153230	19/10/2009	WO 2010/064139
China	200980153943.5	2153258	19/10/2009	CN102300463A	28/12/2011	19/10/2014
European Patent Office	09830077.5	2153268	19/10/2009	2378883	26/10/2011	31/10/2014
India	5067/DELNP/2011	2153278	19/10/2009
South Africa	2011/04620	2153314	19/10/2009	2011/04620	28/03/2012	19/10/2015
United States of America	13/132,899	2153326	19/10/2009	US-2012-0021051	26/01/2012
Japan	2014-231788	2320509	19/10/2009

6.Patent	Intec Pharma Ltd.
Accordion pill comprising levodopa for an improved treatment of Parkinson`s Disease symptoms -(Client Case:IN-11-USP) -(060810)

Country	App. No.	Our Ref.	Filed	Patent No./ Publication No.	Grant Date/ Pub. Date	Next Renewal
United States of America	61/408,985	2153012	01/11/2010

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

6.Patent	Intec Pharma Ltd.
Accordion pill comprising levodopa for an improved treatment of Parkinson`s Disease symptoms -(Client Case:IN-11-USP) -(060810)

Country	App. No.	Our Ref.	Filed	Patent No./ Publication No.	Grant Date/ Pub. Date	Next Renewal
Patent Cooperation Treaty	PCT/IB2011/002888	2153034	01/11/2011	WO 2012/059815	10/05/2012
Canada	2,815,959	2222633	01/11/2011			01/11/2015
European Patent Office	11805936.9	2222641	01/11/2011	2635272	11/09/2013	30/11/2015
India	4158/DELNP/2013	2222652	01/11/2011
Israel	226000	2222662	01/11/2011
United States of America	13/882,768	2222675	01/11/2011	US-2014-0017303	16/01/2014

7.Patent	Intec Pharma Ltd.
“[***]”

Country	App. No.	Our Ref.	Filed	Patent No./ Publication No.	Grant Date/ Pub. Date	Next Renewal
“[***]”	“[***]”	“[***]”	“[***]”

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[***]” IN PLACE OF THE REDACTED LANGUAGE.

8.Patent	Intec Pharma Ltd.
“[***]”

Country	App. No.	Our Ref.	Filed	Patent No./ Publication No.	Grant Date/ Pub. Date	Next Renewal
“[***]”	“[***]”	“[***]”	“[***]”

9.Patent	Intec Pharma Ltd.
“[***]”

Country	App. No.	Our Ref.	Filed	Patent No./ Publication No.	Grant Date/ Pub. Date	Next Renewal
“[***]”	“[***]”	“[***]”	“[***]”

10.Patent	Intec Pharma Ltd.
“[***]”

Country	App. No.	Our Ref.	Filed	Patent No./ Publication No.	Grant Date/ Pub. Date	Next Renewal
“[***]”	“[***]”	“[***]”	“[***]”